UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number       811-21237

                         Unified Series Trust
(Exact name of registrant as specified in charter)

2960 N. Meridian St.
Indianapolis, IN                                             46208
(Address of principal executive offices)  (Zip code)

Christopher E. Kashmerick
Huntington Asset Services, Inc.
2960 N. Meridian St. Suite 300
Indianapolis, IN 46208
(Name and address of agent for service)

Registrant's telephone number, including area code:     317-917-7000

Date of fiscal year end:      11/30

Date of reporting period:  11/30/2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Symons Institutional Funds

Annual Report

November 30, 2010

Fund Adviser:

Symons Capital Management, Inc.
650 Washington Road, Suite 800
Pittsburgh, PA 15228

Toll Free (877) 679-6667

www.scm-funds.com

SYMONS INSTITUTIONAL FUNDS

We want to thank all of our shareholders for their support and loyalty over the past year and since the inception of the Funds. Symons Capital Management constantly strives both to produce superior long-term returns and to provide excellent service and accessibility.

For the fiscal year ended November 30, 2010, The Symons Value Institutional Funds’ (SAVIX) one-year return was 6.66% versus the Russell 3000 Value Index return of 10.08%.  The Symons Capital Appreciation Institutional Funds’ (SAGIX) one-year return was 8.88% versus the Russell 3000 Growth Index return of 15.19%. And the Symons Small Cap Institutional Funds’ (SSMIX) one-year return was 20.93% versus the Russell 2000 Index return of 26.98%.

Since the inception of Symons Value on December 22, 2006 through November 30, 2010, the Fund has an annualized return of 2.38% versus the Russell 3000 Value Index return of -4.93%. Since the inception of Symons Capital Appreciation on December 22, 2006 through November 30, 2010, the Fund has an annualized return of   - 5.49% versus the Russell 3000 Growth Index return of 1.27%. And since the inception of Symons Small Cap on May 6, 2008 through November 30, 2010, the Fund has an annualized return of 0.39% versus the Russell 2000 Index return of 1.31%.

The commentary below provides additional insight into our investment research and portfolio management thought process.

THE BIG PICTURE

Significant, but likely temporary, market impacts are evident from unprecedented government intervention through both Congressional stimulus (deficit) spending and the Federal Reserve buying Treasury bonds and mortgage backed securities (quantitative easing). These actions flood the economy with money that needs to find a home (such as in stocks, bonds and housing), as the government tries to boost asset values and economic activity. At the same time, countervailing macro forces are evident in massive public and private debt loads, a weak housing market, stubborn unemployment, and consumers who are spending less. All of these macro factors move the markets. How do these factors affect us as long-term investors, and how do we react - or can we just ignore them? Macro cycles used to be private-economy long-term events. Now they are more government driven and are occurring with almost lightning speed. We cannot ignore their immediate impact on market valuations of what we view as long-term investments. In the “old days,” with reasonable market valuations of assets changing gradually based on individual company events, it frequently was realistic to hold assets for many years. Now that is not always true, for several reasons. Individual stock valuations now tend to be highly correlated because of the perceived broad impact of government driven macro factors. It used to be that Party A would judge a stock to be overvalued and sell it to Party B, who judged the stock capable of sustaining an attractive growth trend. Having people in the market with different views of each stock creates a healthy market with lasting liquidity. Now we have numerous large, very short-term players all doing the same thing based on each day’s changing view of macro factors, which makes the market less stable and likely caused the “flash crash” in May - when everyone was Party A, and it was a problem finding Party B to sell to. The result is that everything tends to look cheap or expensive at the same time. Nevertheless, ultimately fundamental investment metrics such as earnings still matter, and so individual stock selection will continue to pay off over time. The basic, underlying macro issue is that we have too much private (and public) debt and too little income (or tax revenue) to pay it off. Instead of taking painful long-term actions necessary to reduce debt and increase income (which comes from private economic growth), we are issuing yet more debt to pay off existing debt and fund more debt-based consumer spending. While government has engaged in lowering interest rates with the intention of creating easy credit to keep institutions afloat, that does not create the conditions of less debt and more income. Even worse, it simply shifts winners and losers. Non-economic enterprises are enabled to limp along while savers and retirees are unable to generate reasonable income without taking undue risk. How might the current macro issues get resolved? The current uncertainties could continue to exist for some time simply because such issues as US budget deficits and sustained unemployment are difficult to resolve without some segments of the populace having their situations altered. The political dynamic has yet to accept that there are no painless solutions. The November elections were something of a turning point for beginning to focus on long-term, necessarily painful solutions. The economic “growth” we have observed over the past 12-18 months is not a solution because it has been driven by temporary stimulus that only pulled economic activity forward, such as cash for clunkers and home buyer credits, without generating any sustainable private economic activity to carry a recovery on a continuing basis. That is evident because employment growth and economic growth are related, and the lack of job growth is a cautionary signal about whether growth funded by government stimulus is a solution. Better solutions would involve letting people keep more of what they earn and so be allowed to decide for themselves whether and where to spend what they earned, and reducing federal obligations by allowing imprudent investors in entities such as Fannie Mae, Freddie Mac and too-big-to-fail financial institutions to suffer the costs, rather than the American taxpayer. Overall, the path to resolution of our macro problems is not clear, but it likely will involve a complex of inflation, debt defaults, spending cuts, and perhaps tax increases (in the absence of holistic tax reform eliminating the multitude of tax-avoiding hidden subsidies, in technical terms known as “tax expenditures”).

Finally, interest rates are always important. Rates can hardly go any lower, and so we likely are close to or at the end of a 30-year interest rate decline dating back to around 1981 when short-term interest rates were 19% and 30-year mortgage rates were 18%. Looking forward, rising inflation and interest rates would seem to be almost inevitable, but the timing is uncertain and largely dependent on the return of sustainable economic growth. Eventually, higher interest rates should likely move the dollar higher against foreign currencies and encourage the permanent investment of capital in private businesses, with consequential sustainable economic growth.

THE ECONOMY AND INVESTMENT MARKETS

The stock market has done surprisingly well this year. The difficult question is, why? The most popular theory is a belief that either the economy will somehow recover and stocks will do well, or the economy will falter and the Federal Reserve will step in again with more money. On this view of the alternatives, how can you lose? Well, let’s see. First, suppose the economy recovers on its own. That is the desired outcome, but it is unlikely to happen without first liquidating the losers, like Fannie Mae, Freddie Mac, and the over-valued assets still on the balance sheets of numerous financial institutions. That would cause a lot of pain. Further, we have an economy that ultimately rests on consumers, and all of the demands now being placed on them to consume more, get taxed more, and agree to pay off even more government debt at all levels are unrealistic. The reality is that we have a very weak housing market, persistent unemployment and consumers who have heavy, unsustainable debt loads. So how is the consumer doing as the foundation of this optimistic economic scenario? Not well. What is the likelihood that the economy will recover on its own, without first spreading some real pain? Not likely. Finally, even if the economy does somehow recover and macro concerns recede, the market’s attention will then turn to determining “what is that individual stock worth?” The problem is that the recent “September Surge” seems to have already priced a recovery into the market, making it unlikely that any actual recovery will significantly boost stock prices again. The second and more likely alternative is that the economy doesn’t have a painless recovery, and so we turn again to more government stimulus and Federal Reserve quantitative easing programs. Will that be the “positive” for the investment markets that everyone is wishing for? We don’t think so. So far, we have realized very little economic recovery from our government support packages. Interest rates have dropped substantially and it is hard to see what could be done for an encore on that front. All further support is likely to do at this point is to continue to keep asset prices at unsustainable, elevated levels. That may be a short-term boost, but what then? For the long-term we remain where we are, and we will have merely pushed the problems a bit further into the future, only with a yet larger government debt-load and no resolution to the fundamental problems of getting back to an economy with sustainable and material growth. Note that extensive use of quantitative easing in Japan over the past 20 years has done nothing for them, other than generating a few temporary rallies and permanently increased government debt.

EQUITY STRATEGIES AND PORTFOLIO MANAGEMENT

We continue to view the current market as being in a trading range, and having more downside risk than upside potential, at least for the remainder of 2010 and into 2011. One reason is that individual company earnings estimates are going down, while the market is going up. Stocks have a strong long-term tendency to follow earnings estimates. We appear to be in a position similar to where we were at the end of the first quarter of 2010, with the stock market going up in the face of negative economic news, and where the following second quarter responded with a decline within the current trading range. With this view of the current situation, what is Symons Capital doing? We could allow ourselves to be manipulated by the temporary stimulus supporting the market and buy the artificially elevated prices, or we could step back and wait for better prices. Our general plan is to step back and wait for the government involvement to slow down before we step in. As always, there are some areas that could be setting up as good buys in the event of a market swoon. When the market takes a break, we have the cash and the high quality stocks with more stable prices to move aggressively to take advantage of long-term opportunities. Looking to next year and the longer term, we expect that the equity markets will provide us with positive, but modest, returns. We perceive a generally low return environment, with stocks still being a relatively attractive asset class compared to the alternatives, such as fixed income. We believe we are in a good position with our cash and high quality stocks to perform well in a low return environment.

PERFORMANCE AND PORTFOLIO HOLDINGS

All of the Symons Institutional Funds are actively managed Funds and will not correspond or track our relative benchmark over the short-term. Our goal, as it has always been, is to generate long-term returns that beat our benchmark over a 5 & 10 year period of time.

All of the Symons Funds underperformed their respective benchmarks for the fiscal year ended November 30, 2010 primarily due to our elevated cash level in all of our Funds. In our view, cash holdings in the Funds are a by-product of an overvalued market where we feel equities are fully priced and we are not willing to take on additional risk just to be in the market and/or fully invested.

Buying stocks for the long-term requires fortitude, particularly in down markets. There is no such thing as "can't lose" in the stock market. We look for stocks that we believe are excellent bargains, while recognizing that short-term movements in a company's stock price can be confounding. It is not uncommon for us to purchase a stock that subsequently declines for a time. We have seen many of our holdings rebound to above our purchase price, but initially the original purchase can appear to be less than brilliant. The result is that we often have to demonstrate fortitude if the market for a stock doesn't immediately go our way.

In the Symons Value Fund, the long-term plan (as always) is first to be safe and second to make money. This means that we have a long-term view of what opportunities are consistent with the strategy's cautious capital appreciation focus. Even as the current market continues to swoon, we likely will continue to hold cash until it becomes rather clear that the economy is headed for a recovery and sustainable for the long-term. In the Symons Capital Appreciation Fund, it is likely that we will take early advantage of investment opportunities that emerge possibly in technology or commodities. We expect to be looking for companies that have growth potential, where we will be paid to take risk at lower prices. The Symons Small Cap Fund will continue to seek to purchase stocks that have both Value and Capital Appreciation characteristics but heavier weighted towards Value. More specifically, we want to highlight a few examples of our portfolio investments.

VALUE FUND

In Value we sold Costco (COST) after a nice run. In general, they are a very good company, but consumer sales have been failing, and lately have only been getting worse. Many consumers have been ignoring their mortgages to buy electronic equipment and discretionary items. We don’t believe that can continue and therefore decide to sell our entire position. In addition, we increased our position in MEMC Electronics (WFR.) We have been focusing on high quality, generally larger stocks. While the worst-ever conditions for the solar industry in 2009 hurt profitability, the solar business has sprung back nicely. WFR has been working to create a business where they are more in control of costs and growing their business. While this has hurt cash flow, we believe it will make the business better over time. Also, we trimmed Gold Fields (GFI). Our concern in the summer was about short-term deflation and we felt we had too big of a position in GFI. While we think GFI will continue to perform well in the future, in the short-term over the next several months we think we could see gold go down a fair amount. We recognize that in the bigger picture gold stocks are historically undervalued compared to gold, but we don't think that obviates the idea of a short term correction.

CAPITAL APPRECIATION FUND

In Capital Appreciation we purchased a position in Baker Hughes (BHI.) While we were generally cautious on most commodities and energy in the summer, given poor macro data worldwide, we feel it was a good long-term valuation play. In a generally volatile sector, they have never reported negative annual income over the last ten years. The Gulf of Mexico spill put pressure on the entire industry but we feel BHI is one of the most diversified oil services companies in the industry. Given their strength, balance sheet, consistent returns, and potential earnings, we felt it was a good addition to the portfolio. We also sold our position in Senior Housing (SNH). Our basic issue is that the stock has largely regained the entire discount we were able to purchase it at. Growth in the business appears to be peaking, and we were getting a bit worried about their end customers and ultimately profitability. We increased our position in Google (GOOG). While technology has had a correction lately, we think there are some very good companies available. While Google may not be as inexpensive as some of the other large technology companies, its growth continues to look good, and they have more viable growth initiatives.

SMALL CAP FUND

In Small Cap, we purchased a position of call-center operator Sykes Enterprises (SYKE.) While recent business has been disappointing, it's still a very solid business, with no long term debt and plenty of cash on the books. The tough economy, along with currency issues, has hurt their customers and slowed business. They went through something similar in 2000 and their business worked out well. We increased our position in Thomson Creek (TC.) While we were generally wary of commodities in the summer, we found TC to be attractive, and they are in a relatively less abundant minerals area. Their recent move into copper and gold seems like a reasonable acquisition for the price. We purchased a position in Monolithic Power Systems (MPWR.) Business (mostly chips for lighting displays) has been strong, and the company has been adding quite a few new products. Margins were down a bit on higher wafer prices, but we don't view that as a long-term problem.

FOR THE FUTURE

In our opinion, the current market environment is being impacted by multiple crosscurrents. Traditional Treasuries, with their rather low yields, don’t make much sense over the next several years for anyone but large investors. In order to provide for a need like retirement or college expenses, a broader selection of assets can make sense, such as corporate bonds, stocks, and other investments including convertibles and commodities. Across the spectrum, each asset class has its own risks. Our goal is to navigate through this minefield in order to leave us in a good position going forward. Because of potential swings in factors such as inflation and deflation, appropriate positioning can change materially.

As part of our ongoing macro research, we monitor economic changes closely and adapt to the various probabilities of what we see coming. We think about the difficult macro environment every day. Our experience has been that even in the difficult current environment, it is possible to have portfolios fairly well positioned to take into account the probabilities of various occurrences and their magnitudes, always recognizing that no view of the future is predestined. The point is that, in any market environment, we always have a game plan. While we don’t win every battle, over time we try to win the more important 5- and 10-year investment wars. An  all or nothing approach to gauging future macro probabilities is too risky, so we take a gradual approach and mesh our own ideas with opinions the market is giving us. We invest in the market that exists, not in the market that we wish we had. Right now we see the probability of some downside, but we are willing to increase our exposure to stocks generally and certain sectors in particular as valuations get better in a downturn. While the market may generally look a bit expensive, parts of it look reasonable. We will continue to buy bargain stocks and sell expensive stocks, always buying and selling at what we believe to be the right prices for the long-term.

Sincerely,

Colin E. Symons, CFA                                                                                   Michael P. Czajka
Chief Investment Officer                                                                              President & CEO

Investment Results - (Unaudited)

The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-679-6667.

*     Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**   The Russell 3000 Growth Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above.  Please read it carefully before investing.

 The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

The chart above assumes an initial investment of $10,000 made on December 22, 2006 (commencement of Fund operations) and held through November 30, 2010. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Russell 3000 Growth Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-679-6667.  You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Investment Results – (Unaudited)

The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-679-6667.

*     Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**   The Russell 3000 Value Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above.  Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Comparison of a $10,000 Investment in the Symons Value Institutional Fund and the Russell 3000 Value Index
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
$8,500
$8,000
$7,500
$7,000
$6,500
$6,000
$5,500
$5,000
$4,500
Value ($)
Inception Date:
12/22/2006
Symons Value Institutional Fund $10,971
Russell 3000 Value Index $8,199
Nov-06
Feb-07
May-07
Aug-07
Nov-07
Feb-08
May-08
Aug-08
Nov-08
Feb-09
May-09
Aug-09
Nov-09
Feb-10
May-10
Aug-10
Nov-10
Date

The chart above assumes an initial investment of $10,000 made on December 22, 2006 (commencement of Fund operations) and held through November 30, 2010. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Russell 3000 Value Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-679-6667.  You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Investment Results – (Unaudited)

The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-679-6667.

*     Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**   The Russell 2000 Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above.  Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Comparison of a $10,000 Investment in the Symons Small Cap Institutional Fund and the Russell 2000 Index
Symons Small Cap Institutional Fund $10,101
Russell 2000 Index $10,344
Inception Date: 05/06/2008
Value ($)
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
$8,500
$8,000
$7,500
$7,000
$6,500
$6,000
$5,500
$5,000
$4,500
May-08
Aug-08
Nov-08
Feb-09
May-09
Aug-09
Nov-09
Feb-10
May-10
Aug-10
Nov-10
Date

The chart above assumes an initial investment of $10,000 made on May 6, 2008 (commencement of Fund operations) and held through November 30, 2010. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Russell 2000 Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-679-6667.  You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

FUND HOLDINGS – (Unaudited)

  1As a percent of net assets.

The investment objective of the Symons Capital Appreciation Institutional Fund is long-term capital appreciation.

  1As a percent of net assets.

The investment objective of the Symons Value Institutional Fund is long-term capital appreciation.

FUND HOLDINGS – (Unaudited) - continued

  1As a percent of net assets.

The investment objective of the Symons Small Cap Institutional Fund is long-term capital appreciation.

Availability of Portfolio Schedule – (Unaudited)

Each Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available at the SEC’s website at www.sec.gov.  The Funds’ Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Funds’ Expenses – (Unaudited)

As a shareholder of one of the Funds, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months from June 1, 2010 to November 30, 2010.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not any of the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees.  Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  In addition, if these transactions costs were included, your costs would have been higher.

Symons Capital Appreciation Institutional Fund	Beginning Account Value June 1, 2010	Ending Account Value November 30, 2010	Expenses Paid During the Period* June 1, 2010 – November 30, 2010
Actual	$1,000.00	$1,092.63	$7.66
Hypothetical **	$1,000.00	$1,017.75	$7.38

*Expenses are equal to the Fund’s annualized expense ratio of 1.46%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).
** Assumes a 5% return before expenses.

Symons Value Institutional Fund	Beginning Account Value June 1, 2010	Ending Account Value November 30, 2010	Expenses Paid During the Period* June 1, 2010 – November 30, 2010
Actual	$1,000.00	$1,085.16	$7.63
Hypothetical **	$1,000.00	$1,017.75	$7.38

*Expenses are equal to the Fund’s annualized expense ratio of 1.46%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).
** Assumes a 5% return before expenses.

Symons Small Cap Institutional Fund	Beginning Account Value June 1, 2010	Ending Account Value November 30, 2010	Expenses Paid During the Period* June 1, 2010 - November 30, 2010
Actual	$1,000.00	$1,091.81	$8.18
Hypothetical **	$1,000.00	$1,017.25	$7.89

*Expenses are equal to the Fund’s annualized expense ratio of 1.56%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).
** Assumes a 5% return before expenses.

Symons Institutional Funds
Symons Capital Appreciation Institutional Fund
Schedule of Investments
November 30, 2010

Common Stocks - 93.63%	Shares	Fair Value

Agriculture Chemicals - 3.07%
Monsanto Co.	5,150	$308,588

Beverages - 7.64%
Constellation Brands, Inc. - Class A (a)	26,250	541,012
PepsiCo, Inc.	3,500	226,205
		767,217

Crude Petroleum & Natural Gas - 3.60%
Talisman Energy, Inc.	18,823	361,025

Electric & Other Services Combined - 7.28%
Ameren Corp.	13,300	381,976
Consolidated Edison, Inc.	7,200	348,264
		730,240

Farm Machinery & Equipment - 1.60%
Lindsay Corp.	2,720	160,589

Food & Kindred Products - 7.17%
ConAgra Foods, Inc.	12,190	261,841
Flowers Foods, Inc.	9,800	256,760
Hain Celestial Group, Inc. (a)	7,600	201,476
		720,077

Gold & Silver Ores - 2.82%
Harmony Gold Mining Co., Ltd. (b)	25,000	283,250

Grain Mill Products - 1.81%
Kellogg Co.	3,700	182,151

Miscellaneous Furniture & Fixtures - 3.84%
Kinetic Concepts, Inc. (a)	9,700	385,187

Motors & Generators - 0.78%
Harbin Electric, Inc. (a)	4,840	78,795

Oil & Gas Field Machinery & Equipment - 3.88%
Baker Hughes, Inc.	7,460	389,114

See accompanying notes whch are an integral part of these financial statements.

Symons Institutional Funds
Symons Capital Appreciation Institutional Fund
Schedule of Investments - continued
November 30, 2010

Common Stocks - 93.63% - continued	Shares	Fair Value

Pharmaceutical Preparations - 7.88%
Abbott Laboratories	7,030	$326,965
Pfizer, Inc.	28,500	464,265
		791,230

Retail - Apparel & Accessory Stores - 2.25%
Aeropostale, Inc. (a)	8,350	225,701

Retail - Catalog & Mail-Order Houses - 1.09%
NutriSystem, Inc.	5,300	109,551

Retail - Computer & Computer Software Stores - 3.12%
GameStop Corp. - Class A (a)	15,700	312,744

Retail - Variety Stores - 6.22%
BJ's Wholesale Club, Inc. (a)	9,500	435,195
Wal-Mart Stores, Inc.	3,505	189,585
		624,780

Savings Institutions, Not Federally Chartered - 1.86%
First Niagra Financial Group, Inc.	15,050	186,394

Semiconductors & Related Devices - 5.53%
Intel Corp.	9,650	203,808
Texas Instruments, Inc.	11,050	351,390
		555,198

Services - Business Services - 4.64%
eBay, Inc. (a)	16,000	466,080

Services - Computer Programming, Data - 3.41%
Google, Inc. - Class A (a)	616	342,317

Services - Motion Picture & Videotape - 1.97%
DreamWorks Animation SKG, Inc. (a)	6,390	198,026

Services - Prepackaged Software - 2.09%
Adobe Systems, Inc. (a)	7,550	209,362

See accompanying notes whch are an integral part of these financial statements.

Symons Institutional Funds
Symons Capital Appreciation Institutional Fund
Schedule of Investments - continued
November 30, 2010

Common Stocks - 93.63% - continued	Shares	Fair Value

State Commercial Banks - 1.99%
Bank of Hawaii Corp.	4,620	$200,046

Surgical & Medical Instruments & Apparatus - 3.56%
Baxter International, Inc.	4,350	211,193
Boston Scientific Corp. (a)	22,700	145,734
		356,927

Water Supply - 2.50%
Aqua America, Inc.	11,630	250,627

Women's, Misses', & Junior's Outerwear - 2.03%
Jones Group, Inc./The	15,070	204,048

TOTAL COMMON STOCKS (Cost $9,002,689)		9,399,264

Money Market Securities - 6.37%

Fidelity Institutional Money Market Portfolio - Institutional Shares, 0.26% (c)	639,299	639,299

TOTAL MONEY MARKET SECURITIES (Cost $639,299)		639,299

TOTAL INVESTMENTS (Cost $9,641,988) - 100.00%		$10,038,563

Liabilities in excess of other assets - 0.00%		(276)

TOTAL NET ASSETS - 100.00%		$10,038,287

(a) Non-income producing.
(b) American Depositary Receipt.
(c) Variable rate security; the money market rate shown represents the rate at November 30, 2010.

See accompanying notes whch are an integral part of these financial statements.

Symons Institutional Funds
Symons Value Institutional Fund
Schedule of Investments
November 30, 2010

Common Stocks - 82.16%	Shares	Fair Value

Agriculture Chemicals - 2.85%
Mosaic Co./The	19,600	$1,325,548

Agriculture Production - Crops - 2.88%
Fresh Del Monte Produce, Inc.	61,000	1,339,560

Biological Products, No Diagnostic Substances - 3.33%
Amgen, Inc. (a)	29,400	1,549,086

Bituminous Coal & Lignite Surface Mining - 2.97%
Arch Coal, Inc.	47,273	1,380,372

Cigarettes - 3.57%
Philip Morris International, Inc.	29,200	1,661,188

Crude Petroleum & Natural Gas - 2.17%
Devon Energy Corp.	14,300	1,009,151

Electric Services - 12.87%
Duke Energy Corp.	87,700	1,539,135
Exelon Corp.	37,000	1,456,690
PPL Corp.	41,900	1,064,679
Southern Co.	51,000	1,923,720
		5,984,224

Fats & Oils - 2.46%
Bunge, Ltd.	18,850	1,146,457

Gold & Silver Ores - 2.42%
Gold Fields, Ltd. (b)	67,450	1,125,741

Grain Mill Products - 4.53%
Ralcorp Holdings, Inc. (a)	34,000	2,105,280

Ice Cream & Frozen Desserts - 1.62%
Dean Foods Co. (a)	103,600	753,172

Meat Packing Plants - 3.25%
Smithfield Foods, Inc. (a)	85,800	1,510,938

Pharmaceutical Preparations - 7.28%
Eli Lilly & Co.	39,950	1,344,717
Forest Laboratories, Inc. (a)	33,800	1,077,882
GlaxoSmithKline PLC (b)	25,150	962,742
		3,385,341

See accompanying notes whch are an integral part of these financial statements.

Symons Institutional Funds
Symons Value Institutional Fund
Schedule of Investments - continued
November 30, 2010

Common Stocks - 82.16% - continued	Shares	Fair Value

Radio & TV Broadcasting & Communications Equipment - 0.19%
Nokia Corp. (a) (b)	9,760	$90,085

Retail - Eating Places - 2.79%
Wendy's/Arby's Group, Inc. - Class A	272,150	1,298,155

Savings Institution, Federally Chartered - 2.41%
People's United Financial, Inc.	90,610	1,122,658

Semiconductors & Related Devices - 3.30%
MEMC Electronic Materials, Inc. (a)	132,500	1,533,025

Services - Miscellaneous Amusement & Recreation - 2.95%
Walt Disney Co./The	37,650	1,374,601

Services - Prepackaged Software - 6.82%
Electronic Arts, Inc. (a)	74,000	1,103,340
Microsoft Corp.	82,040	2,068,228
		3,171,568

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 3.03%
Procter & Gamble Co./The	23,100	1,410,717

Sugar & Confectionery Products - 2.84%
Hershey Co./The	28,200	1,319,760

Telecommunications - 1.47%
Telecom Corp. of New Zealand, Ltd. (b)	84,900	685,143

Telephone Communications (No Radio Telephone) - 4.16%
AT&T, Inc.	69,600	1,934,184

TOTAL COMMON STOCKS (Cost $34,923,803)		38,215,954

See accompanying notes whch are an integral part of these financial statements.

Symons Institutional Funds
Symons Value Institutional Fund
Schedule of Investments - continued
November 30, 2010

Real Estate Investment Trusts - 3.22%	Shares	Fair Value

Annaly Capital Management, Inc.	82,200	$1,495,218

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,352,110)		1,495,218

Money Market Securities - 14.91%

Fidelity Institutional Money Market Portfolio - Institutional Shares, 0.26% (c)	6,936,659	6,936,659

TOTAL MONEY MARKET SECURITIES (Cost $6,936,659)		6,936,659

TOTAL INVESTMENTS (Cost $43,212,572) - 100.29%		$46,647,831

Liabilities in excess of other assets - (0.29)%		(133,770)

TOTAL NET ASSETS - 100.00%		$46,514,061

(a) Non-income producing.
(b) American Depositary Receipt.
(c) Variable rate security; the money market rate shown represents the rate at November 30, 2010.

See accompanying notes whch are an integral part of these financial statements.

Symons Institutional Funds
Symons Small Cap Institutional Fund
Schedule of Investments
November 30, 2010

Common Stocks - 77.94%	Shares	Fair Value

Agriculture Production - Crops - 2.65%
Chiquita Brands International, Inc. (a)	18,100	$202,358
Dole Food Co., Inc. (a)	14,700	139,209
		341,567

Agriculture Production - Livestock & Animal Specialties - 1.02%
Cal - Maine Foods, Inc.	4,300	131,838

Arrangement of Transportation of Freight & Cargo - 1.70%
Brink's Co.\The	8,900	218,406

Bituminous Coal & Lignite Surface Mining - 2.70%
Massey Energy Co.	570	27,993
Patriot Coal Corp. (a)	19,800	320,364
		348,357

Calculating & Accounting Machines (No Electronic Computers) - 0.29%
NCR Corp. (a)	2,600	37,414

Canned Fruits, Vegetables & Preserves, Jams & Jellies - 0.52%
Del Monte Foods Co.	3,580	67,053

Chemicals & Allied Products - 1.21%
Olin Corp.	8,500	155,295

Communication Services - 1.23%
AboveNet, Inc. (a)	2,700	158,490

Computer Storage Devices - 1.36%
Blue Coat Systems, Inc. (a)	6,600	175,560

Converted Paper & Paperboard Products (No Containers/Boxes) - 0.09%
Bemis Co., Inc.	350	10,997

Crude Petroleum & Natural Gas - 1.08%
Comstock Resources, Inc. (a)	5,700	139,650

Electric & Other Services Combined - 1.10%
ALLETE, Inc.	4,000	141,320

Electric Services - 0.57%
Hawaiian Electric Industries, Inc.	3,350	73,332

Farm Machinery & Equipment - 1.70%
Lindsay Corp.	3,700	218,448

Fats & Oils - 2.26%
Darling International, Inc. (a)	25,100	290,658

Fire, Marine & Casualty Insurance - 1.38%
Tower Group, Inc.	6,900	177,468

Food & Kindred Products - 2.29%
Flowers Foods, Inc.	1,050	27,510
Hain Celestial Group, Inc. (a)	10,100	267,751
		295,261

See accompanying notes whch are an integral part of these financial statements.

Symons Institutional Funds
Symons Small Cap Institutional Fund
Schedule of Investments - continued
November 30, 2010

Common Stocks - 77.94% - continued	Shares	Fair Value

Games, Toys & Children's Vehicles (No Dolls & Bicycles) - 2.60%
JAKKS Pacific, Inc. (a)	17,400	$334,950

Gold & Silver Ores - 1.82%
Golden Star Resources, Ltd. (a)	54,400	235,008

Greeting Cards - 2.37%
American Greetings Corp. - Class A	15,200	305,064

Heavy Construction Other Than Building Construction - Contractor - 2.15%
Foster Wheeler AG (a)	860	24,080
Orion Marine Group, Inc. (a)	18,800	252,672
		276,752

Ice Cream & Frozen Desserts - 0.51%
Dean Foods Co. (a)	9,050	65,793

Instruments For Measurements & Testing Of Electricity - 0.88%
Teradyne, Inc. (a)	9,550	113,263

Lumber & Wood (No Furniture) - 1.69%
Koppers Holdings, Inc.	7,600	217,360

Metal Mining - 2.00%
Thompson Creek Metals Co., Inc. (a)	21,200	257,580

Mining, Quarrying of Nonmetallic Minerals - 2.09%
USEC, Inc. (a)	45,200	268,940

Miscellaneous Fabricated Metal Products - 0.91%
Mueller Water Products, Inc. - Class A	33,500	117,920

Motors & Generators - 0.76%
Harbin Electric, Inc. (a)	6,000	97,680

Perfumes, Cosmetics & Other Toilet Preparations - 2.43%
Elizabeth Arden, Inc. (a)	14,700	313,257

Photographic Equipment & Supplies - 0.98%
Avid Technology, Inc. (a)	8,100	126,198

Plastics, Materials, Synthetic Resins & Non Vulcan Elastomers - 2.07%
A. Schulman, Inc.	13,200	267,300

Poultry Processing - 1.92%
Sanderson Farms, Inc.	5,600	247,856

Oil, Gas Field Services - 1.13%
Global Industries, Ltd. (a)	23,300	145,159

Ordnance & Accessories, (No Vehicles/Guided Missiles) - 0.77%
Smith & Wesson Holding Corp. (a)	25,700	98,688

See accompanying notes whch are an integral part of these financial statements.

Symons Institutional Funds
Symons Small Cap Institutional Fund
Schedule of Investments - continued
November 30, 2010

Common Stocks - 77.94% - continued	Shares	Fair Value

Refuse Systems - 0.58%
US Ecology, Inc.	4,800	$75,408

Retail - Catalog & Mail-Order Houses - 0.30%
NutriSystem, Inc.	1,850	38,239

Retail - Drug Stores & Proprietary Stores - 2.09%
PetMed Express, Inc.	15,200	269,496

Retail - Variety Stores - 1.01%
BJ's Wholesale Club, Inc. (a)	2,850	130,558

Secondary Smelting & Refining of Nonferrous Metals - 1.87%
OM Group, Inc. (a)	6,400	240,640

Semiconductors & Related Devices - 5.27%
GT Solar International Inc. (a)	45,000	301,050
Monolithic Power Systems (a)	7,100	114,523
Smart Modular Technologies (WWH), Inc. (a)	19,600	109,760
Tessera Technologies, Inc. (a)	7,700	153,307
		678,640

Services - Computer Integrated Systems Design - 2.60%
Sykes Enterprises, Inc. (a)	10,100	185,840
SYNNEX Corp. (a)	5,200	149,032
		334,872

Services - Engineering Services - 1.06%
Teledyne Technologies, Inc. (a)	3,400	136,748

Services - Equipment Rental & Leasing - 1.08%
Aaron's, Inc	7,000	139,720

Services - Skilled Nursing Care Facilities - 0.40%
Sun Healthcare Group, Inc. (a)	5,233	51,287

Sporting Goods - 0.89%
Callaway Golf Co.	15,000	114,900

State Commercial Banks - 0.98%
First Financial Bankshares, Inc.	2,600	125,762

See accompanying notes whch are an integral part of these financial statements.

Symons Institutional Funds
Symons Small Cap Institutional Fund
Schedule of Investments - continued
November 30, 2010

Common Stocks - 77.94% - continued	Shares	Fair Value

Surgical & Medical Instruments & Apparatus - 1.03%
Hill-Rom Holdings, Inc.	3,350	$132,593

Telephone Communications (No Radio Telephone) - 2.80%
Alaska Communications Systems Group, Inc.	22,200	233,988
NTELOS Holdings Corp.	7,500	127,350
		361,338

Wholesale - Groceries & General Line - 3.72%
United Natural Foods, Inc. (a)	12,800	479,232

Women's, Misses', & Junior's Outerwear - 2.03%
Jones Group, Inc./The	19,300	261,322

TOTAL COMMON STOCKS (Cost $8,864,137)		10,040,637

Real Estate Investment Trusts - 2.77%

Capstead Mortgage Corp.	11,300	132,775
Colony Financial, Inc.	7,000	135,030
Sabra HealthCare REIT, Inc	5,233	89,223

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $362,430)		357,028

Money Market Securities - 20.27%

Fidelity Institutional Money Market Portfolio - Institutional Shares, 0.26% (b)	2,610,394	2,610,394

TOTAL MONEY MARKET SECURITIES (Cost $2,610,394)		2,610,394

TOTAL INVESTMENTS (Cost $11,836,961) - 100.98%		$13,008,059

Liabilities in excess of other assets - (0.98)%		(125,836)

TOTAL NET ASSETS - 100.00%		$12,882,223

(a) Non-income producing.
(b) Variable rate security; the money market rate shown represents the rate at November 30, 2010.

See accompanying notes whch are an integral part of these financial statements.

Symons Institutional Funds
Statements of Assets and Liabilities
November 30, 2010

	Symons
	Capital		Symons
	Appreciation	Symons Value	Small Cap
	Institutional	Institutional	Institutional
	Fund	Fund	Fund
Assets
Investment in securities:
At cost	$9,641,988	$43,212,572	$11,836,961
At fair value	$10,038,563	$46,647,831	$13,008,059

Dividends receivable	19,118	121,790	6,927
Prepaid expenses	11,866	17,205	6,762
Interest receivable	226	2,804	660
Receivable for Fund shares sold	-	18,369	22,180
Total assets	10,069,773	46,807,999	13,044,588

Liabilities
Payable to administrator, transfer agent, and fund accountant	6,991	14,343	4,585
Payable to trustees and officers	3,849	3,959	5,266
Payable to Adviser (a)	1,935	35,965	2,694
Payable to custodian	1,376	1,619	92
Payable for investments purchased	-	119,889	129,156
Payable for Fund shares redeemed	-	97,351	1,270
Other accrued expenses	17,335	20,812	19,302
Total liabilities	31,486	293,938	162,365

Net Assets	$10,038,287	$46,514,061	$12,882,223

Net Assets consist of:
Paid in capital	$17,203,481	$43,218,930	$11,711,125
Accumulated undistributed net investment income (loss)	-	1,102	-
Accumulated undistributed net realized gain (loss) from
investment transactions	(7,561,769)	(141,230)	-
Net unrealized appreciation (depreciation) on:
Investment Securities	396,575	3,435,259	1,171,098

Net Assets	$10,038,287	$46,514,061	$12,882,223

Shares outstanding (unlimited number of shares authorized)	1,276,242	4,680,600	1,310,041

Net Asset Value and offering price per share	$7.87	$9.94	$9.83

Redemption price per share (Net Asset Value * 98%) (b)	$7.71	$9.74	$9.63

(a) See Note 5 in the Notes to the Financial Statements.
(b) The Funds charge a 2% redemption fee on shares redeemed within 60 calendar days of purchase.
Shares are redeemed at the net asset value if held longer than 60 calendar days.

See accompanying notes whch are an integral part of these financial statements.

Symons Institutional Funds
Statements of Operations
November 30, 2010

	Symons
	Capital		Symons
	Appreciation	Symons Value	Small Cap
	Institutional	Institutional	Institutional
	Fund	Fund	Fund

Investment Income
Dividend income (net of foreign withholding tax of $415,
$16,968 and $0 respectively)	$149,280	$853,187	$80,641
Interest income	4,135	19,465	3,880
Total Income	153,415	872,652	84,521

Expenses
Investment Adviser fee (a)	98,867	375,095	70,877
Transfer agent expenses	25,468	48,765	21,616
Registration expenses	21,871	21,652	19,228
Legal expenses	17,444	16,699	17,096
Administration expenses	17,010	52,035	11,743
Fund accounting expenses	15,685	50,521	10,408
Audit expenses	12,999	13,000	13,000
Trustee expenses	8,575	9,185	9,075
CCO expenses	8,278	8,192	8,079
Custodian expenses	5,958	11,718	15,929
Pricing expenses	2,908	2,958	3,935
Report printing expenses	1,103	4,660	9,285
Insurance expenses	1,307	1,315	2,653
Miscellaneous expenses	659	1,202	659
24f-2 expenses	11	3,256	1,142
Total Expenses	238,143	620,253	214,725
Fees waived and expenses reimbursed by Adviser (a)	(93,796)	(72,615)	(114,208)
Net operating expenses	144,347	547,638	100,517
Net investment income (loss)	9,068	325,014	(15,996)

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities	(191,961)	1,590,019	269,204
Call Options Written	(23,110)	20,890	-
Change in unrealized appreciation (depreciation) on:
Investment Securities	994,568	149,008	969,595
Call Options Written	10,360	(19,890)	-
Net realized and unrealized gain (loss) on investment
securities and call options written	789,857	1,740,027	1,238,799
Net increase (decrease) in net assets resulting
from operations	$798,925	$2,065,041	$1,222,803

(a) See Note 5 in the Notes to the Financial Statements.

See accompanying notes whch are an integral part of these financial statements.

Symons Institutional Funds
Statements of Changes In Net Assets

	Symons Capital Appreciation Institutional Fund

	Year ended	Year ended
	November 30, 2010	November 30, 2009
Operations
Net investment income (loss)	$9,068	$21,486
Net realized gain (loss) on investment securities and
call options written	(215,071)	(5,987,730)
Change in unrealized appreciation (depreciation)
on investment securities and call options written	1,004,928	8,927,695
Net increase (decrease) in net assets resulting from operations	798,925	2,961,451

Distributions
From net investment income	(30,512)	-

Capital Share Transactions
Proceeds from shares sold	1,938,119	3,021,086
Reinvestment of distributions	30,360	-
Amount paid for shares redeemed	(2,362,720)	(2,866,925)
Proceeds from redemption fees (a)	222	767
Net increase (decrease) in net assets resulting
from share transactions	(394,019)	154,928

Total Increase (Decrease) in Net Assets	374,394	3,116,379

Net Assets
Beginning of year	9,663,893	6,547,514

End of year	$10,038,287	$9,663,893

Accumulated undistributed net investment income
included in net assets at end of year	$-	$21,486

Capital Share Transactions
Shares sold	262,351	481,866
Shares issued in reinvestment of distributions	3,912	-
Shares redeemed	(323,039)	(603,884)

Net increase (decrease) from capital share transactions	(56,776)	(122,018)

(a) The Fund charges a redemption fee of 2% on shares redeemed within 60 calendar days of purchase.

See accompanying notes whch are an integral part of these financial statements.

Symons Institutional Funds
Statements of Changes In Net Assets

	Symons Value Institutional Fund

	Year ended November 30, 2010	Year ended November 30, 2009
Operations
Net investment income (loss)	$325,014	$215,438
Net realized gain (loss) on investment securities and
call options written	1,610,909	(58,182)
Change in unrealized appreciation (depreciation)
on investment securities and call options written	129,118	4,762,156
Net increase (decrease) in net assets resulting from operations	2,065,041	4,919,412

Distributions
From net investment income	(531,370)	(74,160)
From net realized gain	(1,692,512)	(94,627)
Total distributions	(2,223,882)	(168,787)

Capital Share Transactions
Proceeds from shares sold	21,871,579	29,920,403
Reinvestment of distributions	1,803,268	168,787
Amount paid for shares redeemed	(11,062,793)	(7,351,096)
Proceeds from redemption fees (a)	3,332	3,782
Net increase (decrease) in net assets resulting
from share transactions	12,615,386	22,741,876

Total Increase (Decrease) in Net Assets	12,456,545	27,492,501

Net Assets
Beginning of year	34,057,516	6,565,015

End of year	$46,514,061	$34,057,516

Accumulated undistributed net investment income
included in net assets at end of year	$1,102	$208,834

Capital Share Transactions
Shares sold	2,142,255	3,420,976
Shares issued in reinvestment of distributions	180,990	20,434
Shares redeemed	(1,121,200)	(790,100)

Net increase (decrease) from capital share transactions	1,202,045	2,651,310

(a) The Fund charges a redemption fee of 2% on shares redeemed within 60 calendar days of purchase.

See accompanying notes whch are an integral part of these financial statements.

Symons Institutional Funds
Statements of Changes In Net Assets

	Symons Small Cap Institutional Fund

	Year ended	Year ended
	November 30, 2010	November 30, 2009
Operations
Net investment income (loss)	$(15,996)	$(4,340)
Net realized gain (loss) on investment securities	269,204	(30,604)
Change in unrealized appreciation (depreciation)
on investment securities	969,595	523,479
Net increase (decrease) in net assets resulting from operations	1,222,803	488,535

Distributions
From net investment income	-	(96)
From net realized gain	(222,131)	(4,611)
From return of capital	-	(490)
Total distributions	(222,131)	(5,197)

Capital Share Transactions
Proceeds from shares sold	9,876,616	1,707,015
Reinvestment of distributions	220,005	5,187
Amount paid for shares redeemed	(803,717)	(127,536)
Proceeds from redemption fees (a)	1,331	120
Net increase (decrease) in net assets resulting
from share transactions	9,294,235	1,584,786

Total Increase (Decrease) in Net Assets	10,294,907	2,068,124

Net Assets
Beginning of year	2,587,316	519,192

End of year	$12,882,223	$2,587,316

Accumulated undistributed net investment income (loss)
included in net assets at end of year	$-	$-

Capital Share Transactions
Shares sold	1,062,081	240,838
Shares issued in reinvestment of distributions	22,200	913
Shares redeemed	(87,140)	(21,516)

Net increase (decrease) from capital share transactions	997,141	220,235

(a) The Fund charges a redemption fee of 2% on shares redeemed within 60 calendar days of purchase.

See accompanying notes whch are an integral part of these financial statements.

Symons Institutional Funds
Financial Highlights
(For a share outstanding throughout each period)

	Symons Capital Appreciation Institutional Fund

	Year ended November 30, 2010		Year ended November 30, 2009	Year ended November 30, 2008		Period ended November 30, 2007 (a)

Selected Per Share Data:

Net asset value, beginning of period	$ 7.25		$ 4.50	$ 10.21		$ 10.00

Income from investment operations:
Net investment income (loss)	0.01		0.02	(0.01)		0.04
Net realized and unrealized gain
(loss) on investments	0.63	(b)	2.73	(5.57)		0.18
Total income (loss) from investment operations	0.64		2.75	(5.58)		0.22

Less distributions:
From net investment income	(0.02)		-	(0.03)		(0.01)
From net realized gain	-		-	(0.09)		-
From return of capital	-		-	(0.01)		-
Total distributions	(0.02)		-	(0.13)		(0.01)

Paid in capital from redemption fees (c)	-		-	-		-

Net asset value, end of period	$ 7.87		$ 7.25	$ 4.50		$ 10.21

Total Return (d)	8.88%		61.11%	-55.35%		2.16%	(e)

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 10,038		$ 9,664	$ 6,548		$ 20,170

Ratio of expenses to average net assets	1.46%		1.46%	1.47%	(g)	1.49%	(f)
Ratio of expenses to average net assets
before reimbursement by Adviser	2.41%		3.79%	1.96%		3.22%	(f)
Ratio of net investment income (loss) to
average net assets	0.09%		0.32%	(0.10)%		0.80%	(f)
Ratio of net investment income (loss) to
average net assets before reimbursement by Adviser	(0.86)%		(2.01)%	(0.59)%		(0.93)%	(f)
Portfolio turnover rate	47.67%		69.41%	83.72%		75.78%

(a) For the period December 22, 2006 (Commencement of Operations) to November 30, 2007.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It does not agree to the aggregate gains and losses in the statement of operations due to the fluctuation in share transactions in the period.
(c) Redemption fees resulted in less than $0.005 per share.
(d) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e) Not annualized.
(f) Annualized.
(g) Effective March 31, 2008, the Adviser agreed to waive fees to maintain Fund expenses at
1.46%. Prior to that date, the expense cap was 1.49%.

See accompanying notes whch are an integral part of these financial statements.

Symons Institutional Funds
Financial Highlights
(For a share outstanding throughout each period)

	Symons Value Institutional Fund

	Year ended November 30, 2010		Year ended November 30, 2009		Year ended November 30, 2008		Period ended November 30, 2007(a)

Selected Per Share Data:

Net asset value, beginning of period	$ 9.79		$ 7.94		$ 10.41		$ 10.00

Income from investment operations:
Net investment income (loss)	0.09	(b)	0.09	(b)	0.14	(b)	0.07
Net realized and unrealized gain
(loss) on investments	0.56		1.95		(2.37)		0.35
Total income (loss) from investment operations	0.65		2.04		(2.23)		0.42

Less distributions:
From net investment income	(0.13)		(0.08)		(0.06)		(0.01)
From net realized gain	(0.37)		(0.11)		(0.20)		-
Total distributions	(0.50)		(0.19)		(0.26)		(0.01)

Paid in capital from redemption fees	-	(c)	-	(c)	0.02		-	(c)

Net asset value, end of period	$ 9.94		$ 9.79		$ 7.94		$ 10.41

Total Return (d)	6.66%		26.14%		-21.76%		4.22%	(e)

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 46,514		$ 34,058		$ 6,565		$ 4,262

Ratio of expenses to average net assets	1.46%		1.46%		1.47%	(g)	1.49%	(f)
Ratio of expenses to average net assets
before reimbursement by Adviser	1.65%		1.91%		4.34%		8.63%	(f)
Ratio of net investment income (loss) to
average net assets	0.86%		1.00%		1.49%		1.15%	(f)
Ratio of net investment income (loss) to
average net assets before reimbursement by Adviser	0.67%		0.55%		(1.38)%		(5.99)%	(f)
Portfolio turnover rate	57.49%		38.24%		70.54%		41.42%

(a) For the period December 22, 2006 (Commencement of Operations) to November 30, 2007.
(b) Calculated using average shares method.
(c) Redemption fees resulted in less than $0.005 per share.
(d) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e) Not annualized.
(f) Annualized.
(g) Effective March 31, 2008, the Adviser agreed to waive fees to maintain Fund expenses at
1.46%. Prior to that date, the expense cap was 1.49%.

See accompanying notes whch are an integral part of these financial statements.

Symons Institutional Funds
Financial Highlights
(For a share outstanding throughout each period)

	Symons Small Cap Institutional Fund

	Year ended		Year ended		Period ended
	November 30, 2010		November 30, 2009		November 30, 2008	(a)

Selected Per Share Data:

Net asset value, beginning of period	$8.27		$5.60		$10.00

Income from investment operations:
Net investment income (loss)	(0.01)	(b)	(0.03)	(b)	0.01
Net realized and unrealized gain
(loss) on investments	1.74		2.76		(4.41)
Total income (loss) from investment operations	1.73		2.73		(4.40)

Less distributions:
From net investment income	-		-	(c)	-
From net realized gain	(0.17)		(0.05)		-
From return of capital	-		(0.01)		-
Total distributions	(0.17)		(0.06)		-

Paid in capital from redemption fees (d)	-		-		-

Net asset value, end of period	$9.83		$8.27		$5.60

Total Return (e)	20.93%		49.15%		-44.00%	(f)

Ratios and Supplemental Data:
Net assets, end of period (000)	$12,882		$2,587		$519

Ratio of expenses to average net assets	1.56%		1.56%		1.56%	(g)
Ratio of expenses to average net assets
before reimbursement by Adviser	3.33%		16.87%		37.41%	(g)
Ratio of net investment income (loss) to
average net assets	(0.25)%		(0.37)%		0.19%	(g)
Ratio of net investment income (loss) to
average net assets before reimbursement by Adviser	(2.02)%		(15.68)%		(35.66)%	(g)
Portfolio turnover rate	46.35%		54.75%		13.10%

(a) For the period May 6, 2008 (Commencement of Operations) to November 30, 2008.
(b) Calculated using average shares method.
(c) Distributions amounted to less than $0.005 per share.
(d) Redemption fees resulted in less than $0.005 per share.
(e) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(f) Not annualized.
(g) Annualized.

See accompanying notes whch are an integral part of these financial statements.

Symons Institutional Funds
Notes to the Financial Statements
November 30, 2010

NOTE 1. ORGANIZATION

The Symons Capital Appreciation Institutional Fund (the “Appreciation Fund”) and Symons Value Institutional Fund (the “Value Fund”) were each organized as a diversified series of Unified Series Trust (the “Trust”) on November 13, 2006.  The Appreciation Fund was formerly known as the Symons Alpha Growth Institutional Fund, and the Value Fund was formerly known as the Symons Alpha Value Institutional Fund.  The name changes were effective March 30, 2009.  The Symons Small Cap Institutional Fund (the “Small Cap Fund”) was organized as a diversified series of the Trust on February 10, 2008.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”).  The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series.  Each Fund is one of a series of funds currently authorized by the Trustees.  The investment adviser to the Funds is Symons Capital Management, Inc. (the “Adviser”). The Value Fund and the Appreciation Fund commenced operations on December 22, 2006.  The Small Cap Fund commenced operations on May 6, 2008.  The investment objective of each Fund is long-term capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as “regulated investment companies” (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

As of and during the fiscal year ended November 30, 2010, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties. The Funds are subject to examination by U.S. federal tax authorities for all tax years since inception.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Security Transactions and Related Income - The Funds follow industry practice and record security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from Real Estate Investment Trusts (REITS) is recognized on the ex-dividend date. The calendar year end classification of distributions received from REITS during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.  The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – The Funds intend to distribute substantially all of their net investment income as dividends to its shareholders on at least an annual basis. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year

Symons Institutional Funds
Notes to the Financial Statements - continued
November 30, 2010

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

from net investment income or net realizedcapital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds. The Funds made the following reclassifications to increase (decrease) the components of net assets:

	Paid in Capital	Accumulated Undistributed Net Investment Income	Accumulated Undistributed Capital Gain/Loss
Appreciation Fund	$42	$(42)	$-

Value Fund	-	(1,376)	1,376

Small Cap Fund	(1,617)	15,996	(14,379)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive  market,  quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, American Depositary Receipts, and real estate investment trusts are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.

Symons Institutional Funds
Notes to the Financial Statements - continued
November 30, 2010

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security.  Sometimes, an equity security owned by the Funds will be valued by the pricing service or Adviser with factors other than market quotations or when the market is considered inactive.  When this happens, the security will be classified as a Level 2 security.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board.  These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the fund.  These securities will be categorized as Level 1 securities.

Fixed income securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

Symons Institutional Funds
Notes to the Financial Statements - continued
November 30, 2010

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

The following is a summary of the inputs used to value the Appreciation Fund’s investments as of November 30, 2010:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$9,399,264	$-	$-	$9,399,264

Money Market Securities	639,299	-	-	639,299

Total	$10,038,563	$-	$-	$10,038,563

*Refer to the Schedule of Investments for industry classifications.

The following is a summary of the inputs used to value the Value Fund’s investments as of November 30, 2010:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$38,215,954	$-	$-	$38,215,954

Real Estate Investment Trusts	1,495,218	-	-	1,495,218
Money Market Securities	6,936,659	-	-	6,936,659

Total	$46,647,831	$-	$-	$46,647,831

*Refer to the Schedule of Investments for industry classifications.

The following is a summary of the inputs used to value the Small Cap Fund’s investments as of November 30, 2010:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$4,896,303	$-	$-	$4,896,303

Real Estate Investment Trusts	175,231	-	-	175,231
Money Market Securities	1,217,891	-	-	1,217,891

Total	$6,289,425	$-	$-	$6,289,425

*Refer to the Schedule of Investments for industry classifications.

Transfers in or out for Level 1 and Level 2 were not made at any time during the reporting period within the Funds.

The Funds did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

Symons Institutional Funds
Notes to the Financial Statements - continued
November 30, 2010

NOTE 4. DERIVATIVE TRANSACTIONS

The derivative securities in which the Funds invested during the fiscal year ended November 30, 2010, for hedging purposes and managing risk, include exchange-traded and over-the-counter (“OTC”) put or call options. Options may be illiquid and the market for options is largely unregulated. The use of options may not always be a successful strategy and using them could lower a Fund’s return.

When writing put and call options, a Fund is exposed to unfavorable changes in the value of the underlying asset against which the option was written.  To the extent required, a Fund will cover the financial exposure created by writing put and call options either by purchasing or selling offsetting options or by designating liquid assets to cover such financial exposure. A Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.  If a Fund does not own the underlying security on which a call option is written, a Fund is exposed to the risk of loss if the fair value of the underlying security increases above the strike price and must be purchased at a price higher than what it can be sold for. When purchasing options, a Fund is exposed to the potential loss of the option purchase price (premium), which is paid by the Fund upon entering into the contract. When a Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option.  Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

In accordance with GAAP, call options written are presented as a liability on the Statement of Assets and Liabilities under Call Option Written and on the Statement of Operations under net realized gain (loss) on call options written and change in unrealized appreciation (depreciation) on call options written. Put options purchased are presented on the Statement of Assets and Liabilities under investments in securities at value and on the Statement of Operations under net realized gain (loss) on investment securities and change in unrealized appreciation (depreciation) on investment securities.

Symons Institutional Funds
Notes to the Financial Statements - continued
November 30, 2010

NOTE 4. DERIVATIVE TRANSACTIONS - continued

Please see the chart below for information regarding call options written and put options purchased for the Appreciation and Value Funds for the fiscal year ended November 30, 2010:

Fund	Derivatives	Location of Gain (Loss) on Derivatives in Statements of Operations	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Net realized gain (loss) on call
	Equity Risk:	options written and Change in
Appreciation Fund	Call Options Written	unrealized appreciation
(depreciation) on call options
		written	$(23,110)	$10,360
Net realized gain (loss) on call
	Equity Risk:	options written and Change in
Value Fund	Call Options Written	unrealized appreciation
(depreciation) on call options
		written	$20,890	$(19,890)
Net realized gain (loss) on
	Equity Risk:	investment securities and
Appreciation Fund	Put Options Purchased	Change in unrealized
appreciation (depreciation) on
		investment securities	$(34,680)	$24,180
Net realized gain (loss) on
	Equity Risk:	investment securities and
Value Fund	Put Options Purchased	Change in unrealized
appreciation (depreciation) on
		investment securities	$28,500	$9,500

Transactions in call options written during the fiscal year ended November 30, 2010 were as follows:

	Appreciation Fund		Value Fund
	Number of	Premiums	Number of	Premiums
	contracts	Received	contracts	Received

Written Options outstanding at November 30, 2009	100	$35,740	200	$20,890

Options written	-	-	-	-

Options terminated in closing purchase transactions	(100)	(35,740)	-	-

Options expired	-	-	(200)	(20,890)

Options exercised	-	-	-	-

Options outstanding at November 30, 2010	-	$-	-	$-

Symons Institutional Funds
Notes to the Financial Statements - continued
November 30, 2010

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

For the fiscal year ended November 30, 2010, the Appreciation Fund did not purchase any options contracts, with 100 put option contracts expiring, and no contracts exercised or sold. For the fiscal year ended November 30, 2010, the Value Fund did not purchase any options contracts, with 200 put option contracts expiring, and no contracts exercised or sold.

The Adviser of the Funds, under the terms of the management agreements (the “Agreements”), manages each Fund’s investments subject to approval of the Board. As compensation for its management services, each Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Appreciation Fund and the Value Fund and at an annual rate of 1.10% of the average daily net assets of the Small Cap Fund.

The Adviser has contractually agreed to waive its management fee and/or reimburse certain Fund expenses, but only to the extent necessary so that each Fund’s total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short),  taxes, extraordinary expenses, and any indirect expenses (such as Fees and Expenses of Acquired Funds) do not exceed 1.46% of each Fund’s average daily net assets with respect to the Appreciation Fund and the Value Fund and 1.56% with respect to the Small Cap Fund, through March 31, 2011.  Each waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitations in place at the time of the waiver. Please see the chart below for information regarding the management fees, fee waivers, and expenses reimbursed by each Fund for the fiscal year ended November 30, 2010.

	Appreciation Fund	Value Fund	Small Cap Fund

Management fee (as a percent of average net assets)	1.00%	1.00%	1.10%

Expense limitation (as a percent of average net assets)	1.46%	1.46%	1.56%

Management fees earned	$98,867	$375,095	$70,877

Fees waived and expenses reimbursed	$93,796	$72,615	$114,208

The amounts subject to repayment by each Fund, pursuant to the aforementioned conditions, at November 30, 2010, are as follows:

Fund	Amount	To be repaid by November 30,

Appreciation Fund	$80,817	2011
	154,510	2012
	93,796	2013

Value Fund	130,113	2011
	97,370	2012
	72,615	2013

Small Cap Fund	97,687	2011
	180,387	2012
	114,208	2013

At November 30, the Appreciation Fund, Value Fund, and Small Cap Fund owed the Adviser $1,935, $35,965, and 2,694 respectively, in accrued management fees.

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage the Funds’ business affairs and to provide the Funds with administrative services, including all regulatory reporting and necessary office equipment and personnel.

Symons Institutional Funds
Notes to the Financial Statements - continued
November 30, 2010

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The Trust also retains HASI to act as each Fund’s transfer agent and to provide fund accounting services. Expenses incurred by the Funds for these expenses are allocated to the individual Funds based on each Fund’s relative net assets. Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the principal distributor of the Funds and Huntington National Bank, the custodian of the Funds’ investments (the “Custodian”).  A Trustee of the Trust is a member of management of the Custodian.  For the fiscal year ended November 30, 2010, fees for administrative, transfer agent, and fund accounting services, reimbursement of out-of-pocket expenses, and Custodian expenses and the amounts due to HASI and the Custodian at November 30 were as follows:

	Appreciation Fund	Value Fund	Small Cap Fund

Administration expenses	$17,010	$52,035	$11,743

Transfer agent expenses	$25,468	$48,765	$21,616

Fund accounting expenses	$15,685	$50,521	$10,408

Custodian expenses	$5,958	$11,718	$15,929

Payable to HASI	$6,991	$14,343	$4,585

Payable to Custodian	$1,376	$1,619	$92

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Funds.  There were no payments made to the Distributor by the Appreciation Fund, the Value Fund, or the Small Cap Fund for the fiscal year ended November 30, 2010.  The Distributor, HASI, and the Custodian are controlled by Huntington Bancshares, Inc.  A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor), and certain officers of the Trust are officers of the Distributor and such persons may be deemed to be affiliates of the Distributor.

NOTE 6.  INVESTMENT TRANSACTIONS

For the fiscal year ended November 30, 2010, purchases and sales of investment securities, other than short-term investments were as follows:

	Appreciation Fund	Value Fund	Small Cap Fund

Purchases
U.S. Government Obligations	$-	$-	$-
Other	4,623,089	28,217,570	9,437,483
Sales
U.S. Government Obligations	$-	$-	$-
Other	4,010,454	17,751,445	2,447,803

At November 30, 2010, the appreciation (depreciation) of investments for tax purposes was as follows:

	Appreciation Fund	Value Fund	Small Cap Fund
Gross Appreciation	$866,842	$3,809,979	$1,333,547
Gross (Depreciation)	(545,587)	(515,949)	(162,449)
Net Appreciation (Depreciation)
on Investments	$321,255	$3,294,030	$1,171,098

Tax Cost	$9,717,308	$43,353,801	$11,836,961

Symons Institutional Funds
Notes to the Financial Statements - continued
November 30, 2010

NOTE 7. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

NOTE 8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. At November 30, 2010 Charles Schwab & Co. (“Schwab”), for the benefit of its customers, owned 82.70%, 38.01% and 68.97% of the Appreciation Fund, the Value Fund, and the Small Cap Fund, respectively. As a result, Schwab may be deemed to control the Appreciation Fund, the Value Fund and the Small Cap Fund.

NOTE 9. DISTRIBUTIONS TO SHAREHOLDERS

Appreciation Fund:  For the fiscal year ended November 30, 2010 the Capital Appreciation Fund paid income distributions totaling $0.0237 per share or $30,512 to shareholders.

The tax character of distributions paid during the fiscal years ended November 30, 2010 and 2009 were as follows:

Distributions paid from:	2010	2009
Ordinary Income	$30,388	$-
Return of Capital	124	-
	$30,512	$-

Value Fund: For the fiscal year ended November 30, 2010 the Value Fund paid income distributions totaling $0.1282 per share or $531,370 to shareholders.

On November 29, 2010, the Value Fund paid a short-term capital gain distribution of $0.0986 per share, and a long-term capital gain distribution of $0.2735 per share, to shareholders of record on November 26, 2010.

The tax character of distributions paid during the fiscal years ended November 30, 2010 and 2009 were as follows:

Distributions paid from:	2010	2009
Ordinary Income*	$979,925	$93,363
Long-term Capital Gain	1,243,957	75,424
	$2,223,882	$168,787

*Short term capital gain distributions are treated as ordinary income for tax purposes.

Symons Institutional Funds
Notes to the Financial Statements - continued
November 30, 2010

NOTE 9. DISTRIBUTIONS TO SHAREHOLDERS – continued

Small Cap Fund: On November 29, 2010, the Small Cap Fund paid a short-term capital gain distribution of $0.0258 per share, and a long-term capital gain distribution of $0.1466 per share, to shareholders of record on November 26, 2010.

The tax character of distributions paid during the fiscal year ended November 30, 2010 and the period ended November 30, 2009 were as follows:

Distributions paid from:	2010	2009
Ordinary Income*	$31,246	$4,707
Return of Capital	2,012	490
Long-term Capital Gain	188,873	-
	$222,131	$5,197

*Short term capital gain distributions are treated as ordinary income for tax purposes.

At November 30, 2010, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Appreciation Fund	Value Fund	Small Cap Fund
Undistributed ordinary income	$-	$1,101	$-
Capital loss carryforward	(7,486,449)	-	-
Unrealized appreciation (depreciation)	321,255	3,294,030	1,171,098
	$(7,165,194)	$3,295,131	$1,171,098
The difference between book basis and tax basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales and post-October losses in the amount of $32,602 and $42,718 for the Appreciation Fund, $141,229 and $0 for the Value Fund, and $1 and $0 for the Small Cap Fund.

NOTE 10. CAPITAL LOSS CARRYFORWARDS

At November 30, 2010, for federal tax purposes, the Funds have capital loss carryforwards available to offset future capital gains, if any, in the following amounts:

	Appreciation Fund		Value Fund		Small Cap Fund

Expires on November 30, 2016	$1,108,708		$-		$-
Expires on November 30, 2017	6,192,608		-		-
Expires on November 30, 2018	185,133	*	-	*	-
	7,486,449		-		-

* During the fiscal year of November 30, 2010 The Value Fund and Small Cap Fund utilized the Capital Loss Carryforward amounts of $30,071 and $33,096, respectively, which were set to expire on November 30, 2017.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Symons Institutional Funds
(Unified Series Trust)

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Symons Institutional Funds (the “Funds”), comprised of the Symons Capital Appreciation Institutional Fund, the Symons Value Institutional Fund, and the Symons Small Cap Institutional Fund, each a series of the Unified Series Trust, as of November 30, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended for the Symons Capital Appreciation Institutional Fund and the Symons Value Institutional Fund and for the three periods in the period then ended for the Symons Small Cap Institutional Fund.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Symons Institutional Funds as of November 30, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
January 31, 2011

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 63) Independent Trustee, December 2002 to present
President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008;  Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005. Chairman of the Executive Board of Directors for the Constitution Education Foundation since November 2010.

Stephen A. Little (Age - 64) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005.
Daniel J. Condon (Age - 60) Independent Trustee, December 2002 to present
Chairman of SMI Crankshaft LLC since July 2010; President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004 ; Director, International Crankshaft, Inc. since January 2004; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005.

Ronald C. Tritschler (Age - 58) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006
Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005.

Kenneth G.Y. Grant (Age – 61) Independent Trustee, May 2008 to present
Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Treasurer (since January 2004)  and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

Interested Trustees & Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 54)*** Trustee, November 2007 to present
Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October, 2008; Director, Greenlawn Cemetery since October, 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Melissa K. Gallagher (Age - 44) President, November 2009 to present
Senior Vice President of Huntington Asset Services, Inc., the Trust’s Administrator; President and Treasurer of Unified Financial Securities, Inc., the Trust’s Distributor; Employed in various positions with Huntington Asset Services, Inc. and Unified Financial Securities, Inc., since September 2000.

John C. Swhear (Age - 49) Senior Vice President, May 2007 to present
Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of the Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including:  Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007;  Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Christopher E. Kashmerick (Age - 35) Treasurer and Chief Financial Officer, November 2008 to present
Vice President of Fund Accounting, Financial and Tax Reporting for Huntington Asset Services, Inc., the Trust's Administrator, since April 2008; Assistant Vice President, Compliance Officer and Compliance Administrator for U.S. Bancorp Fund Services, LLC, a mutual fund servicing company, from February 2005 to April 2008.

Lynn E. Wood (Age - 63) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005.
Tara Pierson (Age - 35) Secretary, May 2010 to present
Employed by Huntington Asset Services, Inc., the Trust’s administrator, since February 2000; Assistant Secretary of the Dividend Growth Trust from March 2006 to present; Assistant Secretary of the Trust from November 2008 to May 2010.

*    The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN  46208.
**  The Trust currently consists of  25 series.
*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Distributor, as of November 30, 2010. The Board has reviewed and approved this arrangement.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at 1-877-679-6667 to request a copy of the SAI or to make shareholder inquiries.

Management Agreement Renewal (Unaudited)

The approval of the Amended and Restated Management Agreement (the “Agreement”) for the Fund was considered by the Board, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively the “Trustees,” each a “Trustee”) at an in-person meeting held August 8-9, 2010. The Chairman of the Board noted that on July 26, 2010, the Adviser Contract Renewal Committee (“Committee”) convened to consider the renewal of these management agreements and to conduct interviews of the Adviser’s portfolio managers and compliance personnel.

The Chairman noted that the Committee had received and reviewed the following materials provided by the Adviser and the Administrator prior to their meeting: (i) executed copies of the management agreement; (ii) the Administrator’s letter to the Adviser requesting detailed information designed to assist the Trustees in their review pursuant to Section 15(c) of the 1940 Act, and the Adviser’s responses thereto; (iii) a memorandum from the Trust’s CCO summarizing the Adviser’s compliance program, including its Code of Ethics and proxy voting policy; (iv) the Adviser’s most current Form ADV Parts I and II and accompanying schedules; (v) current financial statements for the Adviser; (vi) performance reports provided by the Administrator listing the Funds’ returns for various periods ended June 30, 2010, and comparisons to its benchmark and peer group for the same periods, and (vii) the Administrator’s analysis of each Fund’s advisory fee and total expense ratio (after fee waivers and reimbursements) compared to those of its peer group. The Chairman noted that after discussing the materials, the Committee had interviewed representatives of the Adviser, typically including senior executives, portfolio managers and compliance personnel of the Adviser. A trustee recalled that he had led the interviews and had asked the questions from the Committee’s standard 15(c) checklist, including but not limited to a request for the Adviser’s current market outlook, a description of any changes in the Adviser’s personnel or operations, and an attribution analysis of the Fund’s performance during the prior year.

Management Agreement Renewal (Unaudited) – continued

The Trustees confirmed that they had received and evaluated such information as they deemed necessary to make their decision. They also noted that they had taken into account a number of factors that they believed, in light of the legal advice provided by their independent legal counsel, and their own business judgment, to be relevant. They noted that this included information that had been provided by the Trust’s CCO and the Administrator to the Board throughout the year at regular quarterly meetings, as well as information that was specifically furnished to the Committee in connection with its review of the management agreements.

The Chairman then summarized the factors considered by the Committee members during their deliberations. After further discussion, the Trustees confirmed the factors they considered during their review of the Adviser as follows:

 (i)           The Nature, Extent and Quality of Services –The Trustees next reviewed the resources provided by the Adviser to the Symons Value, Capital Appreciation and Small Cap Institutional Funds, and considered the adequacy of such resources in light of the desired growth in the levels of each Fund’s assets, and whether the resources are sufficient to meet performance, compliance and other needs.  The Trustees determined that the Adviser’s resources appear adequate, and specifically noted the Adviser provides two portfolio managers to manage the Funds, each of whom appears to have adequate experience, and the support of various administrative and professional staff, including a trader, business development personnel, and a compliance officer.  The Trustees noted that the Adviser was not proposing any changes to the level of services provided to the Funds.  The Trustees recalled that they had sought and received assurances from the adviser that trades were being allocated fairly among the Funds and Symons’ similarly managed separate accounts according to the addendum adopted to the Trust’s Code of Ethics that outlines the adviser’s trading rotation policy.  The Trustees noted that various compliance reports had been provided by the Adviser and the CCO to the Board throughout the year.  The Trust’s CCO discussed compliance issues that had arisen during the year and noted that the Adviser had worked to improve portfolio compliance procedures.   The Trust’s CCO confirmed that the Adviser’s compliance policies and procedures appeared reasonably designed to prevent violation of federal securities laws.

           (ii)    Fund Performance – The Trustees discussed each Fund’s performance and reviewed other materials provided by the Adviser and the Administrator.  They noted that for the year to date, three month, and one-year periods ended June 30, 2010, the Appreciation Fund had underperformed its peer group average for each period, but had outperformed its benchmark (Russell 3000 Growth Index) for the three-year period ended June 30, 2010.

The Trustees noted that the Value Fund had underperformed its peer group average and its benchmark (Russell 3000 Value Index) for the one-year period but had outperformed its peer group’s average and benchmark for the three-year period ended June 30, 2010.  The Trustees also noted that the Value Fund’s performance had recently improved, outperforming its peer group’s average returns for the year to date period and outperforming both its peer group’s average and benchmark for the three month period.  The Trustees were advised that the Value Fund had received a five star rating from Morningstar.

The Trustees noted that for the year to date, three month, and one-year periods ended June 30, 2010, the Small Cap Fund had outperformed its peer group’s average return and its benchmark (Russell 2000 Index).

(iii)           Fee Rates and Profitability –    The Trustees noted that Adviser’s fee for managing the Capital Appreciation, Value and Small Cap Funds (after fee waivers and reimbursements) were lower than the average advisory fee for each Fund’s peer group. The Trustees discussed that the Adviser’s management fee for similarly managed separate accounts was lower than the gross advisory fee charged the Funds, but noted that the net advisory fee was zero because the Adviser was waiving its entire fee and reimbursing expenses to the Funds.  They also recalled that the Adviser had confirmed that it will continue capping certain operating expenses of the Funds at current levels for an additional five years through March 31, 2016.

The Trustees next reviewed the Adviser’s balance sheet and income statement for the year ended December 31, 2009 and determined that the adviser appeared financially sound.  The Trustees noted that Adviser’s profitability analysis shows that overall the Adviser is earning a profit, but that the analysis did not include any overhead expenses, which would reduce the profits.  Finally, the Trustees noted that the Adviser had requested that the Board eliminate any 12b-1 fees with respect to the Funds.

(iv)       Economies of Scale – In determining the reasonableness of the advisory fees, the Board considered whether economies of scale will be realized as the Funds grow larger, and the extent to which this is reflected in the advisory fees.  The Trustees noted that the Funds would likely not be profitable until asset levels reach higher levels.  The Trustees considered the steps that the Adviser had taken to increase Fund assets but noted the Adviser’s report that

Management Agreement Renewal (Unaudited) – continued

elimination of the 12b-1 fee had resulted in reduced marketing activity.  The Trustee noted that the Value and Appreciation Funds had been in operation for just over three years and that the Small Cap Fund had been in operation for less than three years and noted that it did not appear that the Adviser has begun to realize any significant economies of scale from managing the Funds.

After review and discussion and upon motion duly made and seconded, the Board unanimously approved the continuation for an additional year of the Management Agreement whereby Symons Capital Management serves as the investment adviser to the Symons Institutional Funds.

After further review and discussion and upon motion duly made and seconded, the Board unanimously approved The Symons Capital Management’s compliance program, including its Code of Ethics and proxy voting policy as summarized by the Trust’s Chief Compliance Officer.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Funds at (877) 679-6667 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

TRUSTEES
Gary E. Hippenstiel
Stephen A. Little
Daniel J. Condon
Ronald C. Tritschler
Nancy V. Kelly
Kenneth G.Y. Grant

OFFICERS
Melissa K. Gallagher, President
John C. Swhear, Senior Vice President
Christopher E. Kashmerick, Treasurer
Lynn E. Wood, Chief Compliance Officer
Tara Pierson, Secretary

INVESTMENT ADVISER
Symons Capital Management, Inc.
650 Washington Road, Suite 800
Pittsburgh, PA 15228

DISTRIBUTOR
Unified Financial Securities, Inc.
2960 N. Meridian Street, Suite 300
Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy., Suite 1100
Westlake, OH 44145

LEGAL COUNSEL
Thompson Coburn LLP
One U.S. Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES
Thompson Hine, LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

CUSTODIAN
Huntington National Bank
41 S. High St.
Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT
AND FUND ACCOUNTANT
Huntington Asset Services, Inc.
2960 N. Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus, which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

Auer Growth Fund

Annual Report

November 30, 2010

Fund Advisor:

SBAuer Funds, LLC
10401 N. Meridian Street, Suite 100
Indianapolis, IN  46290

Toll Free (888) 711-AUER (2837)

www.auergrowthfund.com

Colonel Sanders has his 11 herbs and spices, McDonald’s has its secret Big Mac sauce and Coca-Cola closely guards its secret recipes.  As the manager of the Auer Growth Fund, we are commonly asked what the secret is to our investment strategy.  After all, the Auer family has been managing money using the exact same process for the last 23 years to what many believe is great success.  And now we want to share that secret with you.  The secret sauce we use at the Auer Growth Fund is plain and simple hard work.  We examine every stock listed on every US market every quarter, as long as the company publicly reports earnings.  That’s over 8,000 stocks every quarter and in excess of 32,000 stocks a year.  That averages out to 87 stocks per day.  This is just step 1 of our 13 step process!

This fiscal year, November 30, 2009 to November 30, 2010, has been a bit of a mixed bag for the fund.  We started the year strong.  Then, as the jobless recovery began to weigh on the market, the fund gave back much of what we had gained by midyear.  For the first half of the year we saw the market reward “glamour” stocks.  Apple, Amazon, and Netflix are companies we consider “glamour” stocks.   They trade at astronomical multiples of their PE and their pricing tends to have little or no correlation to their underlying fundamentals. In addition to the market’s “glamour” stock focus, we saw technical analysis come to the forefront as the focus of the day.   May through July, technicals were where the market tended to place more weight.  With the focus on high PE stocks and technical analysis, our low PE fundamental approach suffered.    Thank goodness the year didn’t end in July.

While the combination of technicals and “glamour” did not bode well for the fund, we were able to take advantage of the market fluctuation to load up the portfolio with strong names that met the criteria of the investment discipline.  We were excited to be able to invest in a number of technology names such as Micron, Intel, and Texas Instruments.  It’s not often you will find these companies trading with the strong earnings and sales and at the same time in the PE range we invest in.  So naturally we took advantage of the opportunity.

Not all of our investments fared well this year.  In particular, one sector remained out of favor.  The Auer Fund is invested in several of the for profit universities, such as Corinthian Colleges, ITT Educational Services and DeVry.  Several of the for-profit Universities came under strong pressure by a small group of short sellers who believed they could benefit by driving the price of the stock to an artificially low level.  In addition, the threat of misguided legislation from the Congress threatened the future earnings of the sector.  As long as these companies continue to qualify on a quarterly basis, we remain committed to holding them.  We look at the service they provide, training unskilled or under-skilled people to immediately move into the job market, and wonder why the government, which is desperate to create job growth, hasn’t embraced this model.  Regardless of legislation and short term profiteers, we believe that since we will always need nurses, technicians and mechanics these universities will continue to grow.  However our investment in these companies did have a negative impact on the performance of the fund.

The work we did during the downturn of the market began to pay off as the market recovered in the fall.  The fall recovery began August 26th.  August 26th was the last day the Dow Industrial Average was below 10,000.  As the market recovery began to increase its pace, the performance of the fund really benefited.  From the last day the market was below 10,000 through the end of the fiscal year the Auer Fund returned 21.52% compared to the Dow’s 11.02% and the S&P 500’s 11.27%.  Despite the strong 3rd and 4th quarter performance from the fund, the S&P 500’s annualized return of 9.97% was well above the fund’s 3.16%.  The underperformance was due in large part to the mid year period when the market was focused on “glamour” and technical stocks and excluded our fundamental, low PE stock selection.  In addition, our heavy commitment to the for-profit schools contributed to the fund’s performance shortfall.  While for the full year the fund did underperform the market, we believe that the explosion the fund had off the market bottom of August 26th shows what the strategy is capable of producing.

As we are sure you know, we are always bullish.  Looking forward, we believe the market will benefit greatly in the short to intermediate term as funds flow from a drastically over-bought debt sector into equities.  We look at next year with great optimism.  The third year of the presidential cycle has historically been positive for equities, and we believe we are positioned very strongly to grow.

You trust us to use our 23 year old investment strategy to find the companies that meet our criteria of increasing sales, increasing earnings and all for a very low price.  We take that trust very earnestly.  Your trust is what guides us on a daily basis.

Investment Results – (Unaudited)

The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-888-711-2837.

*     Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**   The S&P 500® Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.  The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio.  Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above.  Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

The chart above assumes an initial investment of $10,000 made on December 28, 2007 (commencement of Fund operations) and held through November 30, 2010. The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio.  Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted.  For more information on the Auer Growth Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-711-2837.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

FUND HOLDINGS – (Unaudited)

 1As a percent of net assets.

The investment objective of the Auer Growth Fund is long-term capital appreciation.

The Auer Growth Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks traded on major U.S. exchanges, markets, and bulletin boards that the advisor believes present the most favorable potential for capital appreciation.

Availability of Portfolio Schedule – (Unaudited)

This Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at June 1, 2010 and held through November 30, 2010.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not of the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees.  Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  In addition, if these transactions costs were included, your costs would have been higher.

Auer Growth Fund	Beginning Account Value June 1, 2010	Ending Account Value November 30, 2010	Expenses Paid During the Period* June 1, 2010 – November 30, 2010
Actual	$1,000.00	$1,050.76	$8.84
Hypothetical **	$1,000.00	$1,016.45	$8.69

* Expenses are equal to the Fund’s annualized expense ratio of 1.72%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).
 ** Assumes a 5% return before expenses.

AUER GROWTH FUND
SCHEDULE OF INVESTMENTS
November 30, 2010

Shares	COMMON STOCKS - 96.78%	Fair Value

	Consumer Discretionary - 6.61%
128,000	Bridgepoint Education, Inc. (a)	$1,958,400
700,000	Corinthian Colleges, Inc. (a)	2,891,000
47,000	DeVry, Inc.	2,018,180
10,000	Dorman Products, Inc. (a)	395,100
85,000	ITT Educational Services, Inc. (a)	4,971,650
90,000	Leapfrog Enterprises, Inc. (a)	511,200
30,000	Skechers, U.S.A., Inc. - Class A (a)	692,700
21,666	Unifi, Inc. (a)	308,091
		13,746,321

	Consumer Staples - 0.26%
60,000	HQ Sustainable Maritime Industries, Inc. (a)	264,000
13,000	Limoneira Company	283,530
		547,530

	Energy - 11.03%
94,000	Apache Corp.	10,118,160
30,000	Cimarex Energy Co.	2,416,200
12,500	Clayton Williams Energy, Inc. (a)	939,500
34,000	ConocoPhillips	2,045,780
10,000	Devon Energy Corp.	705,700
18,000	Holly Corp.	646,920
50,000	L&L Energy, Inc. (a)	528,500
120,000	Marathon Oil Corp.	4,016,400
17,000	REX American Resources Corp. (a)	274,380
31,000	Valero Energy Corp.	603,880
145,000	Warren Resources, Inc. (a)	642,350
		22,937,770

	Financials - 6.72%
90,000	Ameriprise Financial, Inc.	4,665,600
85,000	Center Financial Corp. (a)	532,100
63,000	Citigroup, Inc. (a)	264,600
22,000	Community Bank System, Inc.	529,760
40,000	Dime Community Bancshares	546,000
27,000	Encore Capital Group, Inc. (a)	501,930
20,000	Financial Institutions, Inc.	365,000
70,000	FirstCity Financial Corp. (a)	531,300
25,500	Hopfed Bancorp, Inc.	229,755
260,000	KeyCorp	1,957,800
50,000	Lakeland Bancorp, Inc.	522,500
32,000	Main Source Financial Group, Inc.	293,120
35,000	PNC Financial Services Group, Inc.	1,884,750
105,000	Riverview Bancorp, Inc. (a)	247,800
35,000	TICC Capital Corp.	368,900
95,000	Virginia Commerce Bancorp, Inc. (a)	538,650
		13,979,565

See accompanying notes which are an integral part of these financial statements

AUER GROWTH FUND
SCHEDULE OF INVESTMENTS - continued
November 30, 2010

Shares	COMMON STOCKS - 96.78% - continued	Fair Value

	Health Care - 8.74%
70,000	Cephalon, Inc. (a)	$4,444,300
30,000	Endo Pharmaceuticals Holdings, Inc. (a)	1,080,300
440,000	Impax Laboratories, Inc. (a)	7,876,000
40,000	LHC Group, Inc. (a)	1,058,000
130,000	Momenta Pharmaceuticals, Inc. (a)	1,982,500
190,000	SciClone Pharmaceuticals, Inc. (a)	710,600
190,000	SuperGen, Inc. (a)	503,500
33,000	ViroPharma Inc. (a)	509,850
		18,165,050

	Industrials - 5.47%
160,000	Aceto Corp.	1,198,400
590,000	Advanced Battery Technologies, Inc. (a)	2,230,200
11,000	Atlas Air Worldwide Holdings, Inc. (a)	600,160
42,000	Genco Shipping & Trading Ltd. (a)	616,560
75,000	Highpower International, Inc. (a)	253,500
130,000	Hudson Technologies, Inc. (a)	195,000
300,000	JetBlue Airways Corp. (a)	2,037,000
70,000	KSW, Inc.	234,500
450,000	Metalico, Inc. (a)	1,966,500
28,000	Timken Co. / The	1,219,680
17,500	Todd Shipyards Corp.	314,475
80,000	Ultralife Corp. (a)	500,800
		11,366,775

	Information Technology - 39.56%
25,000	Alliance Fiber Optic Products, Inc.	259,250
17,500	Altera Corp.	614,075
670,000	Amkor Technology, Inc. (a)	4,663,200
75,000	Arrow Electronics, Inc. (a)	2,325,750
140,000	Avnet, Inc. (a)	4,291,000
150,000	AVX Corp.	2,146,500
40,000	Cypress Semiconductor Corp. (a)	626,800
115,000	DDi Corp.	1,206,350
115,000	Entegris, Inc. (a)	747,500
110,000	Entropic Communications, Inc. (a)	983,400
30,000	ePlus, Inc. (a)	696,000
97,000	Fairchild Semiconductor International, Inc. (a)	1,362,850
300,000	GT Solar International, Inc. (a)	2,007,000
80,000	Hypercom Corp. (a)	592,000
53,000	IEC Electronics Corp. (a)	320,650
60,000	Integrated Silicon Solution, Inc. (a)	479,400
50,000	Intevac, Inc. (a)	665,000
50,000	IXYS Corp. (a)	559,500
290,000	Jabil Circuit, Inc.	4,381,900
80,000	KEMET Corp. (a)	1,132,000
40,000	Key Tronic Corp. (a)	218,400
33,000	Lam Research Corp. (a)	1,495,890

See accompanying notes which are an integral part of these financial statements

AUER GROWTH FUND
SCHEDULE OF INVESTMENTS - continued
November 30, 2010

Shares	COMMON STOCKS - 96.78% - continued	Fair Value

	Information Technology - 39.56% - continued
210,000	Micron Technology, Inc. (a)	$1,524,600
67,000	Mindspeed Technologies, Inc. (a)	417,410
45,000	MKS Instruments, Inc. (a)	916,650
26,000	Molex, Inc.	540,800
73,000	Newport Corp. (a)	1,060,690
185,000	Nova Measuring Instruments Ltd. (a)	1,230,250
185,000	Novellus Systems, Inc. (a)	5,577,750
580,000	ON Semiconductor Corp. (a)	4,729,900
30,000	Oplink Communications, Inc. (a)	518,700
36,000	PC Connection, Inc. (a)	324,720
55,000	PC Mall, Inc. (a)	386,650
450,000	Power-One, Inc. (a)	4,252,500
130,000	Rudolph Technologies, Inc. (a)	969,800
31,000	SanDisc Corp. (a)	1,382,600
250,000	Sinohub, Inc. (a)	695,000
140,000	Smart Modular Technologies, Inc. (a)	784,000
275,000	SMTC Corp. (a)	1,042,250
50,000	Take-Two Interactive Software, Inc. (a)	553,250
195,000	Teradyne, Inc. (a)	2,312,700
170,000	Texas Instruments, Inc.	5,406,000
155,000	TriQuint Semiconductor, Inc. (a)	1,846,050
16,500	Varian Semiconductor Equipment Associates, Inc. (a)	520,245
210,000	Veeco Instruments, Inc. (a)	9,235,800
33,000	Viasystems Group, Inc. (a)	572,550
240,000	Vishay Intertechnology, Inc. (a)	3,422,400
24,000	Wayside Technology Group, Inc.	265,680
		82,263,360

	Materials - 17.28%
100,000	A. Schulman, Inc.	2,025,000
22,000	Brush Engineered Materials, Inc. (a)	774,400
35,000	Cabot Corp.	1,253,000
36,000	Chase Corp.	560,880
140,000	Cliffs Natural Resources, Inc.	9,567,600
7,000	Eastman Chemical Company	544,670
45,000	Ferro Corp. (a)	642,150
980,000	Gammon Gold, Inc. (a)	6,556,200
90,000	Mercer International, Inc. (a)	621,000
20,000	OM Group, Inc. (a)	752,000
75,000	Southern Copper Corp.	3,144,750
450,000	Thompson Creek Metals Co., Inc. (a)	5,467,500
43,000	TPC Group, Inc. (a)	1,200,560
20,000	Universal Stainless & Alloy Products, Inc. (a)	625,400
6,000	Walter Energy, Inc.	615,840
37,000	Worthington Industries, Inc.	592,740
125,000	Yongye International, Inc. (a)	977,500
		35,921,190

	Telecommunication Services - 0.13%
30,000	HickoryTech Corp.	271,800

	Utilities - 0.98%
80,000	PPL Corp.	2,032,800

	TOTAL COMMON STOCKS (Cost $203,484,336)	201,232,161

See accompanying notes which are an integral part of these financial statements

AUER GROWTH FUND
SCHEDULE OF INVESTMENTS - continued
November 30, 2010

Shares	REAL ESTATE INVESTMENT TRUSTS - 0.51%	Fair Value

265,000	Chimera Investment Corp.	$1,060,000

	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,006,841)	1,060,000

	MASTER LIMITED PARTNERSHIPS - 0.60%

20,000	Alliance Resource Partners, LP	1,240,000

	TOTAL MASTER LIMITED PARTNERSHIPS (Cost $1,102,091)	1,240,000

	ROYALTY TRUSTS - 0.35%

23,000	MV Oil Trust	738,070

	TOTAL ROYALTY TRUSTS (Cost $557,622)	738,070

	MONEY MARKET SECURITIES - 3.37%

7,009,166	Fidelity Institutional Money Market Treasury Portfolio - Class I, 0.02% (b)	7,009,166

	TOTAL MONEY MARKET SECURITIES (Cost $7,009,166)	7,009,166

	TOTAL INVESTMENTS (Cost $213,160,056) - 101.61%	$211,279,397

	Liabilities in excess of other assets - (1.61)%	(3,348,848)

	TOTAL NET ASSETS - 100.00%	$207,930,549

(a) Non-income producing securities
(b) Variable rate security; the money market rate shown represents the rate at November 30, 2010.

See accompanying notes which are an integral part of these financial statements

AUER GROWTH FUND
Statement of Assets and Liabilities
November 30, 2010

Assets
Investments in securities, at fair value (cost $213,160,056)	$211,279,397
Receivable for investments sold	986,008
Dividends receivable	117,693
Receivable for fund shares purchased	95,055
Prepaid expenses	7,204
Interest receivable	241
Total assets	212,485,598

Liabilities
Payable for investments purchased	3,777,820
Payable for fund shares redeemed	441,784
Payable to Advisor (a)	264,196
Payable to administrator, fund accountant, and transfer agent	24,548
Payable to custodian	5,351
Payable to trustees and officers	4,198
Other accrued expenses	37,152
Total liabilities	4,555,049

Net Assets	$207,930,549

Net Assets consist of:
Paid in capital	$255,064,791
Accumulated net investment income (loss)	16,400
Accumulated net realized gain (loss) from investment transactions	(45,269,983)
Net unrealized (depreciation) on investments	(1,880,659)

Net Assets	$207,930,549

Shares outstanding (unlimited number of shares authorized)	33,457,480

Net Asset Value and offering price per share	$6.21

Redemption price per share (Net Asset Value * 99%) (b)	$6.15

(a) See Note 4 in the Notes to the Financial Statements.
(b) The Fund charges a 1.00% redemption fee on shares redeemed within 7 days of purchase.

See accompanying notes which are an integral part of these financial statements

AUER GROWTH FUND
Statement of Operations
For the Fiscal Year Ended November 30, 2010

Investment Income
Dividend income (Net of foreign tax withheld of $423)	$2,112,127
Interest income	2,529
Total Investment Income	2,114,656

Expenses
Investment Advisor fee (a)	3,043,876
Administration expenses	152,122
Transfer agent expenses	66,482
Fund accounting expenses	61,123
Custodian expenses	34,895
Legal expenses	32,888
Registration expenses	24,767
Printing expenses	15,748
Auditing expenses	14,991
Insurance expense	13,164
Trustee expenses	9,118
CCO expenses	7,757
24f-2 expenses	7,695
Miscellaneous expenses	6,156
Pricing expenses	6,015
Other expenses	553
Total Expenses	3,497,350
Net Investment Income (Loss)	(1,382,694)

Realized & Unrealized Gain (Loss) on Investments
Long term capital gain dividends from Real Estate Investment Trusts	8,878
Net realized gain (loss) on investment securities	1,817,436
Change in unrealized appreciation (depreciation)
on investment securities	3,092,777
Net realized and unrealized gain (loss) on investment securities	4,919,091
Net increase (decrease) in net assets resulting from operations	$3,536,397

(a) See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements

AUER GROWTH FUND
Statements of Changes In Net Assets

	Fiscal Year	Fiscal Year
	Year Ended	Ended
	November 30,	November 30,
Increase (decrease) in net assets from:	2010	2009
Operations
Net investment income (loss)	$(1,382,694)	$(889,873)
Net realized gain (loss) on investment securities	1,826,314	(34,757,662)
Change in unrealized appreciation (depreciation) on investment securities	3,092,777	67,609,216
Net increase (decrease) in net assets resulting from operations	3,536,397	31,961,681

Capital Share Transactions
Proceeds from Fund shares sold	108,916,667	77,923,626
Amount paid for Fund shares redeemed	(63,917,271)	(34,097,649)
Proceeds from redemption fees collected (a)	7,157	22,210
Net increase (decrease) in net assets resulting
from capital share transactions	45,006,553	43,848,187

Total Increase (Decrease) in Net Assets	48,542,950	75,809,868

Net Assets
Beginning of period	159,387,599	83,577,731

End of period	$207,930,549	$159,387,599

Accumulated undistributed net investment income (loss)
included in net assets at end of year	$16,400	$-

Capital Share Transactions
Shares sold	17,870,936	14,739,481
Shares redeemed	(10,891,586)	(6,637,453)

Net increase (decrease) from capital share transactions	6,979,350	8,102,028

(a) Effective February 7, 2010, the Fund charges a 1% redemption fee on shares redeemed within 7 calendar days of purchase. Shares are redeemed at the Net Asset Value if held longer than 7 calendar days. Prior to February 7, 2010, a 2% redemption fee was charged on shares redeemed within 90 days.

See accompanying notes which are an integral part of these financial statements

AUER GROWTH FUND
Financial Highlights
(For a share outstanding during each period)

	Fiscal Year Ended November 30,
	2010	2009	Period Ended November 30, 2008

Selected Per Share Data:
Net asset value, beginning of period	$6.02	$4.55	$10.00

Income from investment operations:
Net investment income (loss)	(0.04)	(0.03)	(0.04)	(b)
Net realized and unrealized gain (loss) on investments	0.23	1.50	(5.41)	(c)
Total from investment operations	0.19	1.47	(5.45)

Less Distributions to shareholders:
Return of capital	-	-	-	(d)
Total distributions	-	-	-

Paid in capital from redemption fees (e)	0.00	0.00	0.00

Net asset value, end of period	$6.21	$6.02	$4.55

Total Return (f)	3.16%	32.31%	-54.48%	(g)(h)

Ratios and Supplemental Data:
Net assets, end of year (000)	$207,931	$159,388	$83,578
Ratio of expenses to average net assets	1.72%	1.82%	1.94%	(i)
Ratio of net investment income (loss) to
average net assets	(0.68)%	(0.75)%	(0.59)%	(i)
Portfolio turnover rate	148.55%	221.75%	115.90%

(a) For the period December 28, 2007 (Commencement of Operations) to November 30, 2008.
(b) Per share net investment income has been calculated using the average shares method.
(c) Reimbursement of loss on investment trade from Advisor is reflected. The effect on the Fund was less than $0.005 per share.
(d) Return of capital distributions resulted in less than $0.005 per share.
(e) Redemption fees resulted in less than $0.005 per share.
(f) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(g) Reimbursement of loss on investment trade did not affect total return.
(h) Not annualized.
(i) Annualized.

See accompanying notes which are an integral part of these financial statements

AUER GROWTH FUND
Notes to the Financial Statements
November 30, 2010

NOTE 1.  ORGANIZATION

The Auer Growth Fund (the “Fund”) was organized as a diversified series of the Unified Series Trust (the “Trust”) on September 10, 2007.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series.  The investment objective of the Auer Growth Fund is to provide long-term capital appreciation.  The Fund is one of a series of funds currently authorized by the Board.  The Fund’s investment advisor is SBAuer Funds, LLC (the “Advisor”).

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the year ended November 30, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.  The Fund is subject to examination by U.S. federal tax authorities for all tax years since inception.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Dividend income from Real Estate Investment Trusts (REITS) and distributions from Limited Partnerships is recognized on the ex-date.  The calendar year-end classification of distributions received from REITS during the fiscal year is reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available.  Income or loss from Limited Partnerships is reclassified in the components of net assets upon receipt of K-1’s.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes.

AUER GROWTH FUND
Notes to the Financial Statements - continued
November 30, 2010

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES – continued

Where such differences are permanent in nature, they arereclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

For the year ended November 30, 2010, the Fund made the following reclassifications to increase (decrease) the components of net assets:

	Accumulated Net	Accumulated Net
Paid in Capital	Investment Income	Realized Loss on Investments

$(1,305,267)	$1,399,094	$(93,827)

NOTE 3.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Generally Accepted Accounting Principles in the United States of America (“GAAP”) establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive  market,  quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, real estate investment trusts, master limited partnerships, and royalty trusts are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.  When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the

AUER GROWTH FUND
Notes to the Financial Statements - continued
November 30, 2010

NOTE 3.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

security will be classified as a Level 2 security. When market quotations are notreadily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

AUER GROWTH FUND
Notes to the Financial Statements - continued
November 30, 2010

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2010:

	Valuation Inputs
Investments	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$201,232,161	$-	$-	$201,232,161

Real Estate Investment Trusts	1,060,000	-	-	1,060,000

Master Limited Partnerships	1,240,000	-	-	1,240,000

Royalty Trusts	738,070	-	-	738,070

Money Market Securities	7,009,166	-	-	7,009,166

Total	$211,279,397	$-	$-	$211,279,397
*Refer to the Schedule of Investments for industry classifications.

The Fund did not hold any securities during the reporting period which transferred between Levels 1 and 2.  The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.

NOTE 4.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.50% of the Fund’s average net assets. For the year ended November 30, 2010, the Advisor earned a fee of $3,043,876 from the Fund.  At November 30, 2010, the Fund owed the Advisor $264,196 for advisory services.   The Advisor contractually has agreed to waive its management fee and/or reimburse expenses, but only to the extent necessary so that the Fund’s total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), any 12b-1 fees, taxes, extraordinary expenses and indirect expenses (such as fees and expenses of acquired funds), do not exceed 1.95% of the average daily net assets of the Fund.  The contractual agreement is in effect through December 31, 2011.  Each waiver or reimbursement by the advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the 1.95% expense limitation.  At November 30, 2010, there were no waivers or reimbursements by the Advisor to the Fund.

The Trust retains Huntington Asset Services, Inc. (“HASI”), to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel.  For the year ended November 30, 2010, HASI earned fees of $152,122 for administrative services provided to the Fund. At November 30, 2010, the Fund owed HASI $13,301 for administrative services.  Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Unified Financial Securities, the Fund’s distributor (the “Distributor”) and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian. For the year ended November 30, 2010, the Custodian earned fees of $34,895 for custody services provided to the Fund. At November 30, 2010, the Fund owed the Custodian $5,351 for custody services.

AUER GROWTH FUND
Notes to the Financial Statements - continued
November 30, 2010

NOTE 4.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

The Trust also retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the year ended November 30, 2010, HASI earned fees of $39,309 from the Fund for transfer agent services and $27,173 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services. For the year ended November 30, 2010, HASI earned fees of $61,123 from the Fund for fund accounting services.  At November 30, 2010, the Fund owed HASI $3,270 for transfer agent services and $2,721 in reimbursement of out-of-pocket expenses.  At November 30, 2010, the Fund owed HASI $5,256 for fund accounting services.  The Distributor acts as the principal distributor of the Fund.  There were no payments made to the Distributor by the Fund for the year ended November 30, 2010.  The Distributor, HASI, and the Custodian are controlled by Huntington Bancshares, Inc. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and officers of the Trust are officers of the Distributor; such persons may be deemed to be affiliates of the Distributor.

The Fund has adopted a distribution plan under Rule 12b-1. Under the distribution plan, the Fund can pay the Fund’s distributor, its adviser and/or other financial institutions, a fee of up to 0.25% of the Fund’s average daily net assets.  Because these fees are an ongoing expense, over time they reduce the investment results of the Fund and may cost you more than paying other types of sales charges.  The Fund has not implemented its 12b-1 Plan, although the Fund may do so at any time after March 31, 2011, upon notice to shareholders.

For the year ended November 30, 2010, purchases and sales of investment securities, other than short-term investments were as follows:

Amount
Purchases
U.S. Government Obligations	$-
Other	353,447,966
Sales
U.S. Government Obligations	$-
Other	283,557,382

At November 30, 2010, the appreciation (depreciation) of investments for tax purposes, was as follows:

Amount
Gross Appreciation	$17,480,442
Gross (Depreciation)	(19,915,124)
Net Depreciation
on Investments	$(2,434,682)

At November 30, 2010, the aggregate cost of securities for federal income tax purposes, was $213,714,079.

NOTE 6.  ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

AUER GROWTH FUND
Notes to the Financial Statements - continued
November 30, 2010

NOTE 7.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. At November 30, 2010, Charles Schwab, for the benefit of others, owned 62.83% of the Fund and thus may be deemed to control the Fund.

NOTE 8.  DISTRIBUTIONS TO SHAREHOLDERS

At November 30, 2010, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistibuted ordinary income	$-
Capital loss carryforward	(44,699,560)
Unrealized depreciation	(2,434,682)
$(47,134,242)

At November 30, 2010, the difference between book basis and tax basis unrealized depreciation are attributable to the tax deferral of post-October losses in the amount of $563,429, wash sale losses deferral in the amount of $6,994, and differences in cost basis of underlying securities in the amount of  $16,400.

NOTE 9.  CAPITAL LOSS CARRYFORWARDS

As of November 30, 2010, the Fund has available for federal tax purposes an unused capital loss carryforward of $44,699,560, which is available for offset against future taxable net capital gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders.  The carryforward expires as follows:

Amount	Expires November 30,

$6,572,598	2016
38,126,962	2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Auer Growth Fund
(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Auer Growth Fund (the “Fund”), a series of the Unified Series Trust, as of November 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three periods in the period then ended.  These financial statements and financial highlights are the responsibility of Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of November 30, 2010 by correspondence with the custodian and brokers, or by alternative procedures when responses from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Auer Growth Fund as of November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
January 31, 2011

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 63) Independent Trustee, December 2002 to present
President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Chairman of the Executive Board of Directors for the Constitution Education Foundation, since November 2010; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005.

Stephen A. Little (Age - 64) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005.
Daniel J. Condon (Age - 60) Independent Trustee, December 2002 to present
Chairman, SMI Crankshaft LLC since July 2010, President of International Crankshaft, Inc., an automotive equipment manufacturing company, since 2004; Director, International Crankshaft, Inc. since January 2004; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005.

Ronald C. Tritschler (Age - 58) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006
Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005.

Kenneth G.Y. Grant (Age – 61) Independent Trustee, May 2008 to present
Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Treasurer (since January 2004)  and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

Interested Trustees & Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 54)*** Trustee, November 2007 to present
Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October, 2008; Director, Greenlawn Cemetery since October, 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Melissa K. Gallagher (Age - 44) President, November 2009 to present
Senior Vice President of Huntington Asset Services, Inc., the Trust’s Administrator; President and Treasurer of Unified Financial Securities, Inc., the Trust’s Distributor; Employed in various positions with Huntington Asset Services, Inc. and Unified Financial Securities, Inc., since September 2000.

John C. Swhear (Age - 49) Senior Vice President, May 2007 to present
Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of the Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including:  Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007;  Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Christopher E. Kashmerick (Age - 35) Treasurer and Chief Financial Officer, November 2008 to present
Vice President of Fund Accounting, Financial and Tax Reporting for Huntington Asset Services, Inc., the Trust's Administrator, since April 2008; Assistant Vice President, Compliance Officer and Compliance Administrator for U.S. Bancorp Fund Services, LLC, a mutual fund servicing company, from February 2005 to April 2008.

Lynn E. Wood (Age - 63) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005.
Tara Pierson (Age - 35) Secretary, May 2010 to present
Employed by Huntington Asset Services, Inc., the Trust’s administrator, since February 2000; Assistant Secretary of the Dividend Growth Trust from March 2006 to present; Assistant Secretary of the Trust from November 2008 to May 2010.

*    The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN  46208.
**  The Trust currently consists of  25 series.
*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Distributor, as of November 30, 2010. The Board has reviewed and approved this arrangement.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at 1-888-711-2837 to request a copy of the SAI or to make shareholder inquiries.

RENEWAL OF MANAGEMENT AGREEMENT (Unaudited)

The approval of the Amended and Restated Management Agreement (the “Agreement”) for the Fund was considered by the Board, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively the “Trustees,” each a “Trustee”) at an in-person meeting held August 8-9, 2010. The Chairman of the Board noted that on July 26, 2010, the Advisor Contract Renewal Committee (“Committee”) convened to consider the renewal of these management agreements and to conduct interviews of the Advisor’s portfolio managers and compliance personnel.

The Chairman noted that the Committee had received and reviewed the following materials provided by the Advisor and the Administrator prior to their meeting: (i) executed copies of the management agreement, and expense cap side letter, if any; (ii) the Administrator’s letter to the Advisor requesting detailed information designed to assist the Trustees in their review pursuant to Section 15(c) of the 1940 Act, and the Advisor’s responses thereto; (iii) a memorandum from the Trust’s CCO summarizing the Advisor’s compliance program, including its code of ethics and proxy voting policy; (iv) the Advisor’s most current Form ADV Parts I and II and accompanying schedules, (v) current financial statements for the Advisor; (vi) performance reports provided by the Administrator listing the Funds’ returns for various periods ended June 30, 2010, and comparisons to its benchmark and peer group for the same periods, and (vii) the Administrator’s analysis of each Fund’s advisory fee and total expense ratio (after fee waivers and reimbursements) compared to those of its peer group. The Chairman noted that after discussing the materials, the Committee had interviewed representatives of each Fund’s Advisor, typically including senior executives, portfolio managers and compliance personnel of the Advisor. A trustee recalled that he had led the interviews and had asked the questions from the Committee’s standard 15(c) checklist, including but not limited to a request for the Advisor’s current market outlook, a description of any changes in the Advisor’s personnel or operations, and an attribution analysis of the Fund’s performance during the prior year.

The Trustees confirmed that they had received and evaluated such information as they deemed necessary to make their decision. They also noted that they had taken into account a number of factors that they believed, in light of the legal advice provided by their independent legal counsel, and their own business judgment, to be relevant. They noted that this included information that had been provided by the Trust’s CCO and the Administrator to the Board throughout the year at regular quarterly meetings, as well as information that was specifically furnished to the Committee in connection with its review of the management agreements.

The Chairman then summarized the factors considered by the Committee members during their deliberations. After further discussion, the Trustees confirmed the factors they considered during their review of these Advisors as follows:

(i)           The Nature, Extent and Quality of Services – The Trustees reviewed the resources provided to the Auer Growth Fund by SBAuer Funds, LLC, the Fund’s Advisor, and considered the adequacy of such resources in light of the expected growth in the levels of the Fund’s assets, and whether the resources are sufficient to achieve performance, compliance and other needs.  The Trustees noted that the Advisor provides the support of various administrative and professional staff, including portfolio managers, an analyst, operations manager and the Advisor’s chief compliance and chief financial officers, which appear to be satisfactory.  They recalled the Advisor’s report that its portfolio managers and analyst spend all of their time on the Fund.  They also noted that the Advisor was not proposing any changes to the level of services provided to the Fund.   The Trustees noted that various compliance reports had been provided by the Advisor and the Trust’s CCO to the Board throughout the year.  The CCO summarized his review of the Advisor’s compliance program.  He discussed compliance issues that had arisen during the year and the Advisor’s efforts to enhance compliance.  The CCO confirmed that he had determined that the Advisor’s compliance policies and procedures appear reasonably designed to prevent violation of federal securities laws.

(ii)           Fund Performance – The Trustees discussed the Fund’s performance and reviewed other materials provided by the Advisor and the Administrator.  They noted that the Fund had underperformed its peer group’s average and benchmark (the S&P 500 Index) for the three month, year to date and one-year periods, but had outperformed the S&P 500 for the year ended December 31, 2009.  They also considered the Advisor’s report that, from late November 2008 the Fund had outperformed its benchmark by over 40%.   The Trustees noted that Morningstar had changed the Fund’s category and that the Fund had outperformed the only other “small blend” fund in the Fund’s peer group.  The Trustees noted that the Fund was difficult to categorize for purposes of performance comparisons given its unique strategy, and agreed they will continue to monitor the Fund’s performance.

(iii)           Fee Rates and Profitability – The Trustees noted that the Fund’s advisory fee was higher than the peer group’s average fee, but confirmed that they believe that the higher advisory fee is justified due to the Advisor’s labor-intensive stock selection process, which includes constant monitoring of thousands of public companies and the Advisor’s efforts to increase visibility of the Fund by attending trade shows and speaking on financial networks frequently.  The Trustees noted that the Advisor had agreed to continue capping certain operating expenses of the Fund at 1.95% through December 31, 2011.   The Trustees also noted that the Fund’s total expense ratio had declined since inception as Fund assets increased.  The Trustees recalled that they had reviewed the Advisor’s income statement for the year to date period, and that the Advisor appeared profitable for the period, although profits were not excessive.  The Trustees also considered that the income statement did not include salary expenses for the portfolio managers or administrative expenses paid to an affiliate for providing compliance and administrative services to the Advisor, which expenses would reduce the Advisor’s profits to the extent that they had been included.  Finally, the Trustees recalled that the Advisor reported it had not entered into any soft dollar arrangements and had elected not to implement the Fund’s 12b-1 plan.

(iv)           Economies of Scale – In determining the reasonableness of the advisory fees, the Trustees also considered whether economies of scale will be realized as the Fund grows larger, and the extent to which this is reflected in the advisory fees.  The Trustees considered the Advisor’s report that its expenses had increased due to its addition of operations staff, offsetting any economies of scale, and concluded that it did not appear the Advisor has begun to realize any significant economies of scale from managing the Fund.

After review and discussion and upon motion duly made and seconded, the Board unanimously approved the continuation for an additional year of the Management Agreement whereby SBAuer Funds, LLC serves as the investment Advisor to the Auer Growth Fund.

After further review and discussion and upon motion duly made and seconded, the Board unanimously approved SBAuer Funds, LLC’s compliance program, including its Code of Ethics and proxy voting policy as summarized by the Trust’s Chief Compliance Officer.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period is available without charge upon request by (1) calling the Fund at (888) 711-2837 (Auer) and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES
Stephen A. Little, Chairman
Gary E. Hippenstiel
Daniel J. Condon
Ronald C. Tritschler
Nancy V. Kelly
Kenneth G.Y. Grant

OFFICERS
Melissa K. Gallagher, President
John C. Swhear, Senior Vice-President
Christopher E. Kashmerick, Treasurer and Chief Financial Officer
Tara Pierson, Secretary
Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISOR
SBAuer Funds, LLC
10401 N. Meridian Street, Suite 100
Indianapolis, IN  46290

DISTRIBUTOR
Unified Financial Securities, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP
One US Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP
312 Walnut St., 14th Floor
Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank
41 South Street
Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

Roosevelt Multi-Cap Fund

Annual Report

November 30, 2010

Fund Adviser:

The Roosevelt Investment Group, Inc.
317 Madison Avenue
Suite 1004
New York, NY  10017

Toll Free: (877) 322-0576

Roosevelt MD&A for the Roosevelt Multi-cap Fund

The Fund performed well over its 2010 fiscal year, both in absolute terms and relative to its benchmark.  The broader markets were able to rise during this time period despite several unresolved risk factors, namely European Sovereign concerns and inflationary conditions in key emerging markets.  Earlier in the year, many were also fearful that the U.S. economy would fall back into recession, though this fear abated as economic data largely came in above expectations as the year progressed.  To account for these concerns, we utilized various amounts of our risk management tools (investments in gold mining stocks, zero-coupon Treasury Bonds, and precious metals) throughout the year to hedge the portfolio.  While these hedges acted as a modest drag on the portfolio’s performance due to the market’s resilience, our stock selection was able to more than compensate for this and allowed us to modestly outperform the S&P 500.

From an attribution perspective, we did very well with our health care stock selection, which materially outperformed the benchmark.  Our top performers in this area included Dr. Reddy’s Laboratories, Perrigo, and Novo Nordisk.  Our information technology stocks also materially outperformed.  Cognizant Technology and WebMD Health were two of the key drivers for us.  On the other hand, industrial stocks acted as a headwind for us, as Corrections Corp. of America was one of our poorer performing stocks.  As mentioned above, our risk tools also underperformed over the year.  However, we believed that holding them was the sensible course of action given the continuing concerns over the European Sovereign credit issues.

As we look ahead, our market outlook is relatively optimistic.  While the aforementioned risks remain, we believe that there are strong mitigating factors which may drive continued market appreciation.  The Fed’s quantitative easing program is one of these considerations.  It is our feeling that via a significant purchase of Treasury Bonds, the Fed is attempting to do more than just lower interest rates.  We believe the ultimate goal is to shift investors into riskier asset classes and thereby lift equity markets.  Bernanke has commented that higher stock prices boost consumer wealth, thereby lifting confidence and potentially increasing consumer spending.  The implications of increased consumption of course would be a strengthening economy.  Meanwhile, as the Fed has begun to implement this program, the large majority of economic data have come in favorable to expectations.  We believe that a firming economy and an accommodative monetary policy is a powerful combination which may sustain the stock market’s recent gains.

Investment Results   (Unaudited)

*      Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**  The S&P 500® Index and the Russell 3000 Index are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees.  These Indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in these Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted.  For more information on the Roosevelt Multi-Cap Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-322-0576.

 You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

Comparison of the Growth of a $10,000 Investment in the Roosevelt Multi-Cap Fund, the S&P 500® Index, and the Russell 3000 Index:

Roosevelt Multi-Cap Fund - $21,078
S&P 500 ® Index - $12,273
Russell 3000 Index - $13,150
Inception Date 12/21/01
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
Value
Nov-01
May-02
Nov-02
May-03
Nov-03
May-04
Nov-04
May-05
Nov-05
May-06
Nov-06
May-07
Nov-07
May-08
Nov-08
May-09
Nov-09
May-10
Nov-10
Date

The graph shows the value of a hypothetical initial investment of $10,000 in the Fund, the S&P 500® Index, and the Russell 3000 on December 21, 2001 (commencement of Fund operations) and held through November 30, 2010.  THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.  The S&P 500® Index and the Russell 3000 Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in these Indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.  For more information on the Roosevelt Multi-Cap Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-322-0576.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Fund Holdings   (Unaudited)

      1As a percentage of net assets.

The investment objective of the Roosevelt Multi-Cap Fund is long-term capital appreciation.

The Fund invests primarily in common stock of U.S. companies of all capitalization ranges.

Availability of Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Qs are available at the SEC’s website at www.sec.gov.  The Fund’s Form N-Qs may be reviewed and copied at the Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, consisting of management fees, distribution and/or service    (12b-1) fees, and trustee expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the six months from June 1, 2010 to November 30, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Roosevelt Multi-Cap Fund	Beginning Account Value June 1, 2010	Ending Account Value November 30, 2010	Expenses Paid for the Period June 1, 2010 – November 30, 2010*
Actual	$1,000.00	$1,091.57	$6.58
Hypothetical**	$1,000.00	$1,018.77	$6.35

   *Expenses are equal to the Fund’s annualized expense ratio of 1.26%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).
**Assumes a 5% return before expenses.

Roosevelt Multi-Cap Fund
Schedule of Investments
November 30, 2010

Common Stocks - 92.57%	Shares	Fair Value

Consumer Discretionary - 17.73%
BorgWarner, Inc. (a)	62,454	$3,768,474
Carnival Corp.	44,162	1,824,332
Discovery Communications, Inc. - Class A (a)	75,004	3,058,663
DreamWorks Animation SKG, Inc. - Class A (a)	34,526	1,069,961
Hasbro, Inc.	109,026	5,196,179
Johnson Controls, Inc.	96,376	3,511,942
Las Vegas Sands Corp. (a)	39,636	1,984,971
McDonald's Corp.	35,635	2,790,221
Phillips-Van Heusen Corp.	50,855	3,450,003
Sotheby's	57,268	2,297,019
Wynn Macau Ltd. (b)	83,493	1,698,248
Wynn Resorts Ltd.	37,596	3,800,956
		34,450,969

Consumer Staples - 4.40%
Hain Celestial Group, Inc. / The (a)	65,000	1,723,150
Kraft Foods, Inc. - Class A	105,931	3,204,413
Philip Morris International, Inc.	50,308	2,862,022
TreeHouse Foods, Inc. (a)	15,365	763,333
		8,552,918

Energy - 6.22%
FMC Technologies, Inc. (a)	50,116	4,221,772
Occidental Petroleum Corp.	26,353	2,323,544
Peabody Energy Corp.	94,212	5,540,608
		12,085,924

Financials - 5.26%
Assured Guaranty Ltd.	139,397	2,371,143
Greenhill & Co., Inc.	25,127	1,883,017
Grupo Financiero Galicia S.A. (a) (b)	65,670	1,009,348
ICICI Bank Ltd. (b)	67,974	3,401,419
MBIA, Inc. (a)	70,674	706,033
NYSE Euronext	31,150	851,018
		10,221,978

Health Care - 5.72%
Bristol-Myers Squibb Co.	119,084	3,005,680
Dr. Reddy's Laboratories Ltd. (b)	49,118	1,914,620
Novo Nordisk A/S (b)	29,068	2,889,941
Perrigo Co.	54,901	3,307,236
		11,117,477

Industrials - 15.83%
Clean Harbors, Inc. (a)	37,065	2,744,663
Expeditors International of Washington, Inc.	52,962	2,801,690
Robert Half International, Inc.	99,749	2,765,042
Roper Industries, Inc.	30,395	2,200,902
Stericycle, Inc. (a)	17,390	1,285,121
Tata Motors Ltd. (b)	97,327	3,183,566
TransDigm Group, Inc. (a)	28,096	1,924,576
Tyco International Ltd.	52,250	1,979,753
United Continental Holdings, Inc. (a)	254,100	7,033,488
Verisk Analytics, Inc. - Class A (a)	40,083	1,213,312
Waste Management, Inc.	106,023	3,631,288
		30,763,401

See accompanying notes which are an integral part of these financial statements

Roosevelt Multi-Cap Fund
Schedule of Investments - continued
November 30, 2010

Common Stocks - 92.57% - continued	Shares	Fair Value

Information Technology - 12.44%
Apple, Inc. (a)	20,218	$6,290,831
Cognizant Technology Solutions Corp. - Class A (a)	61,830	4,017,713
eBay, Inc. (a)	78,201	2,277,995
Microchip Technology, Inc.	97,648	3,281,949
Monster Worldwide, Inc. (a)	146,010	3,296,906
Plexus Corp. (a)	25,000	678,375
WebMD Health Corp. (a)	84,390	4,332,583
		24,176,352

Materials - 21.38%
Agnico-Eagle Mines Ltd.	15,507	1,251,570
Albemarle Corp.	107,731	5,827,170
Allegheny Technologies, Inc.	90,994	4,704,390
Barrick Gold Corp.	24,339	1,257,109
Compass Minerals International, Inc.	55,310	4,568,606
Crown Holdings, Inc. (a)	66,114	2,051,517
Dow Chemical Co. / The	92,862	2,895,437
Ferro Corp. (a)	365,420	5,214,543
Givaudan SA (b)	114,041	2,297,926
Nalco Holding Co.	90,632	2,666,394
Newmont Mining Corp.	20,123	1,183,836
Novozymes A/S (b)	27,000	3,523,230
Seabridge Gold, Inc. (a)	70,000	2,026,500
Senomyx, Inc. (a)	370,000	2,086,800
		41,555,028

Utilities - 3.59%
ITC Holdings Corp.	28,377	1,718,227
National Fuel Gas Co.	60,000	3,801,600
NextEra Energy, Inc.	28,743	1,454,971
		6,974,798

TOTAL COMMON STOCKS (Cost $145,988,260)		179,898,845

Exchange-Traded Funds - 5.68%

ETFS Palladium Trust (a)	41,602	2,900,491
ETFS Platinum Trust (a)	12,767	2,114,726
UltraShort QQQ 500 ProShares (a)	162,689	2,087,300
UltraShort Russell 2000 ProShares (a)	126,381	1,865,384
UltraShort S&P 500 ProShares (a)	76,777	2,086,030
		11,053,931

TOTAL EXCHANGE-TRADED FUNDS (Cost $10,810,011)		11,053,931

See accompanying notes which are an integral part of these financial statements

Roosevelt Multi-Cap Fund
Schedule of Investments - continued
November 30, 2010

Money Market Securities - 1.59%	Shares	Fair Value

Fidelity Institutional Money Market Portfolio - Institutional Class, 0.26% (c)	3,083,321	$3,083,321

TOTAL MONEY MARKET SECURITIES (Cost $3,083,321)		3,083,321

TOTAL INVESTMENTS (Cost $159,881,592) - 99.84%		$194,036,097

Other assets in excess of liabilities - 0.16%		305,807

TOTAL NET ASSETS - 100.00%		$194,341,904

(a) Non-income producing.
(b) American Depositary Receipt.
(c) Variable rate security; the money market rate shown represents the rate at November 30, 2010.

See accompanying notes which are an integral part of these financial statements

Roosevelt Multi-Cap Fund
Statement of Assets and Liabilities
November 30, 2010

Assets
Investments in securities, at fair value (cost $159,881,592)	$194,036,097
Receivable for investments sold	1,955,900
Receivable for fund shares sold	1,122,478
Dividends receivable	594,323
Tax reclaim receivable	10,946
Interest receivable	1,027
Total assets	197,720,771

Liabilities
Payable for investments purchased	3,095,308
Payable to Adviser (a)	157,101
Accrued 12b-1 fees (a)	65,974
Payable for fund shares redeemed	57,772
Payable to trustees	2,712
Total liabilities	3,378,867

Net Assets	$194,341,904

Net Assets consist of:
Paid in capital	$166,880,039
Accumulated undistributed net investment income (loss)	31,753
Accumulated net realized gain (loss) from investment transactions	(6,724,393)
Net unrealized appreciation (depreciation) on investments	34,154,505

Net Assets	$194,341,904

Shares outstanding (unlimited number of shares authorized)	11,811,174

Net Asset Value
Offering and redemption price per share	$16.45

(a) See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements

Roosevelt Multi-Cap Fund
Statement of Operations
November 30, 2010

Investment Income
Dividend income (net of foreign witholding tax of $10,278)	$2,023,279
Interest income	48,112
Total Investment Income	2,071,391

Expenses
Investment Adviser fee (a)	1,542,170
12b-1 expense (a)	385,543
Other expenses	11,190
Trustee expenses	8,760
Total Expenses	1,947,663

Net Investment Income (Loss)	123,728

Realized and Unrealized Gain (loss) on Investments
Net realized gain (loss) on investment securities	5,305,719
Change in unrealized appreciation (depreciation) on investment securities	16,260,137
Net realized and unrealized gain (loss) on investment securities	21,565,856

Net increase (decrease) in net assets resulting from operations	$21,689,584

(a) See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements

Roosevelt Multi-Cap Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
Increase (decrease) in net assets from:	November 30, 2010	November 30, 2009
Operations
Net investment income (loss)	$123,728	$882,334
Net realized gain (loss) on investment securities	5,305,719	(9,494,271)
Change in unrealized appreciation (depreciation) on investment securities	16,260,137	25,428,918
Net increase (decrease) in net assets resulting from operations	21,689,584	16,816,981

Distributions
From net investment income	(361,718)	(780,362)
Total distributions	(361,718)	(780,362)

Capital Share Transactions
Proceeds from Fund shares sold	102,754,015	108,638,718
Reinvestment of distributions	318,017	771,320
Amount paid for Fund shares redeemed	(66,690,749)	(43,650,696)
Net increase in net assets resulting
from capital share transactions	36,381,283	65,759,342

Total Increase (decrease) in Net Assets	57,709,149	81,795,961

Net Assets
Beginning of year	136,632,755	54,836,794

End of year	$194,341,904	$136,632,755

Accumulated undistributed net investment
income included in net assets at end of year	$31,753	$309,393

Capital Share Transactions
Shares sold	6,710,692	8,550,938
Shares issued in reinvestment of distributions	20,922	61,804
Shares redeemed	(4,374,238)	(3,337,650)

Net increase (decrease) from capital share transactions	2,357,376	5,275,092

See accompanying notes which are an integral part of these financial statements

Roosevelt Multi-Cap Fund
Financial Highlights
(For a share outstanding during the period)

	Year Ended November 30, 2010	Year Ended November 30, 2009		Year Ended November 30, 2008		Year Ended November 30, 2007	Year Ended November 30, 2006

Selected Per Share Data
Net asset value, beginning of year	$14.45	$13.12		$18.87		$15.94	$15.07

Income from investment operations
Net investment income (loss)	0.01	0.11	(a)	0.10	(a)	0.01	0.04
Net realized and unrealized gain (loss)	2.03	1.38		(4.77)		3.26	1.67
Total from investment operations	2.04	1.49		(4.67)		3.27	1.71

Less Distributions to shareholders:
From net investment income	(0.04)	(0.16)		-		(0.04)	(0.02)
From net realized gain	-	-		(1.08)		(0.30)	(0.82)
Total distributions	(0.04)	(0.16)		(1.08)		(0.34)	(0.84)

Net asset value, end of year	$16.45	$14.45		$13.12		$18.87	$15.94

Total Return (b)	14.12%	11.52%		-26.33%		20.90%	11.82%

Net assets, end of year (000)	$194,342	$136,633		$54,837		$27,163	$13,788
Ratio of expenses to average net assets	1.26%	1.26%		1.26%		1.27%	1.28%
Ratio of net investment income (loss) to
average net assets	0.08%	0.87%		0.63%		0.05%	0.36%
Portfolio turnover rate	121.57%	120.62%		109.79%		146.35%	102.70%

(a) Per share net investment income has been calculated using the average shares method.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

See accompanying notes which are an integral part of these financial statements

Roosevelt Multi-Cap Fund
Notes to the Financial Statements
November 30, 2010

NOTE 1.  ORGANIZATION

The Roosevelt Multi-Cap Fund (the “Fund”), was organized as a diversified series of Unified Series Trust (the “Trust”) to acquire all the assets of the Bull Moose Growth Fund, a series of AmeriPrime Advisors Trust (the “Predecessor Fund”), in a tax-free reorganization, effective September 23, 2005.  The Predecessor Fund commenced operations on December 21, 2001.  The Trust is an open-end management investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series.  The Fund is one of a series of funds currently authorized by the Board.  The objective of the Fund is long-term capital appreciation.  The investment adviser to the Fund is The Roosevelt Investment Group (“Roosevelt” or the “Adviser”).

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the year ended November 30, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. federal tax authorities for tax years prior to 2006.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Short-term capital gains distributions received are recorded as dividend income for financial reporting purposes. Long-term capital gains distributions received are recorded as such for financial reporting purposes. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Roosevelt Multi-Cap Fund
Notes to the Financial Statements - continued
November 30, 2010

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES – continued

For the year ended November 30, 2010, the Fund made the following reclassifications to increase (decrease) the components of net assets:

NOTE 3.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Generally Accepted Accounting Principles in the United States of America (“GAAP”) establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive  market,  quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, American Depositary Receipts, and exchange-traded funds are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.  When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service or Adviser with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by

Roosevelt Multi-Cap Fund
Notes to the Financial Statements - continued
November 30, 2010

NOTE 3.  Securities Valuation and Fair Value Measurements - continued

the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market securities, are generally priced at the ending net asset value (NAV) provided by the service agent of the fund. These securities will be categorized as Level 1 securities.

Fixed income securities such as U.S. government securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2010:

Roosevelt Multi-Cap Fund
Notes to the Financial Statements - continued
November 30, 2010

NOTE 3.  Securities Valuation and Fair Value Measurements - continued

During the year ended November 30, 2010, significant transfers between Levels 1 and 2 were as follows:

Common Stock	Level 1	Level 2

From Level 2 to Level 1	$3,523,230	$(3,523,230)

Transfers from Level 2 to Level 1 were made because quoted prices in active markets became available.  The Fund’s policy is to recognize transfers as of the end of the year.

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.

NOTE 4.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement (the “Agreement”), the Adviser has agreed to provide investment advisory services to the Fund, and to pay most operating expenses of the Fund, in return for a "universal fee."  The Agreement states that the Fund, not the Adviser, is obligated to pay the following expenses:  brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), Rule 12b-1 fees and expenses of the non-interested trustees and such extraordinary or non-recurring expenses as may arise, including litigation and the indemnification of the Trust’s Trustees and Officers.  As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. For the year ended November 30, 2010, the Adviser earned $1,542,170 from the Fund for its advisory services.  At November 30, 2010, the Fund owed the Adviser $157,101 for these services

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage the Fund’s business affairs and provide the Fund with administration, fund accounting, and transfer agency services, including all regulatory reporting and necessary office equipment and personnel.  The Adviser pays all administrative, transfer agency and fund accounting fees on behalf of the Fund per the Agreement. Certain officers of the Trust are members of management and/or employees of HASI.  HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund. There were no payments made to the Distributor by the Fund during the year ended November 30, 2010.  A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and officers of the Trust are officers of the Distributor and such persons may be deemed to be affiliates of the Distributor.

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan provides that the Fund will pay the Adviser a fee aggregating 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of Fund shares or the provision of services to shareholders, including, but not necessarily limited to, advertising, compensation to dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”).  The Adviser may pay all or a portion of these fees to any registered securities dealer, financial institution or any other person who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement.  The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred.  For the year ended November 30, 2010, the Fund accrued 12b-1 fees of $385,543, of which $65,974 was unpaid at November 30, 2010.

Roosevelt Multi-Cap Fund
Notes to the Financial Statements - continued
November 30, 2010

NOTE 5.  INVESTMENTS

For the year ended November 30, 2010, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

Purchases
U.S. Government Obligations	$5,544,338
Other	210,203,737
Sales
U.S. Government Obligations	$5,400,880
Other	177,052,897

At November 30, 2010, the net unrealized appreciation of investments for tax purposes was as follows:

Gross appreciation	$35,843,100

Gross depreciation	(2,137,880)

Net appreciation on investments	$33,705,220

At November 30, 2010, the aggregate cost of securities for federal income tax purposes was $160,330,877.

NOTE 6.  ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

NOTE 7.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a) (9) of the Investment Company Act of 1940. At November 30, 2010, no single person or entity owned more than 25% of the Fund.

NOTE 8.  DISTRIBUTIONS TO SHAREHOLDERS

On December 28, 2010, an ordinary income distribution of $0.0073 per share was declared and paid to shareholders of record on December 27, 2010.

The tax character of distributions paid during the fiscal years ended November 30, 2010 and 2009 is as follows:

	2010	2009

Ordinary Income	$361,718	$780,362
Long-term Capital Gain	-	-
Total distributions paid	$361,718	$780,362

Roosevelt Multi-Cap Fund
Notes to the Financial Statements - continued
November 30, 2010

NOTE 8.  DISTRIBUTIONS TO SHAREHOLDERS - continued

At November 30, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$113,581
Capital loss carryforward	(6,356,936)
Unrealized net depreciation	33,705,220
$27,461,865

At November 30, 2010, the difference between book basis and tax-basis unrealized depreciation was attributable primarily to the tax deferral of losses on wash sales in the amount of $367,457 and tax treatments on certain investments.

NOTE 9.  CAPITAL LOSS CARRYFORWARD

At November 30, 2010, the Roosevelt Multi-Cap Fund has available for federal tax purposes an unused capital loss carryforwards of $6,356,936, which are available for offset against future taxable net capital gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders.  The carryforward expires as follows:

Amount	Expires November 30,

$6,356,936	2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Roosevelt Multi-Cap Fund
(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Roosevelt Multi-Cap Fund (the “Fund”), a series of the Unified Series Trust, as of November 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2010 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Roosevelt Multi-Cap Fund, as of November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
January 31, 2011

TRUSTEES AND OFFICERS   (Unaudited)

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 63) Independent Trustee, December 2002 to present
President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Chairman of the Executive Board of Directors for the Constitution Education Foundation, since November 2010; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005.

Stephen A. Little (Age - 64) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005.
Daniel J. Condon (Age - 60) Independent Trustee, December 2002 to present
Chairman, SMI Crankshaft LLC since July 2010, President of International Crankshaft, Inc., an automotive equipment manufacturing company, since 2004; Director, International Crankshaft, Inc. since January 2004; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005.

Ronald C. Tritschler (Age - 58) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006
Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005.

Kenneth G.Y. Grant (Age – 61) Independent Trustee, May 2008 to present
Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Treasurer (since January 2004)  and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

Interested Trustees & Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 54)*** Trustee, November 2007 to present
Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October, 2008; Director, Greenlawn Cemetery since October, 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Melissa K. Gallagher (Age - 44) President, November 2009 to present
Senior Vice President of Huntington Asset Services, Inc., the Trust’s Administrator; President and Treasurer of Unified Financial Securities, Inc., the Trust’s Distributor; Employed in various positions with Huntington Asset Services, Inc. and Unified Financial Securities, Inc., since September 2000.

John C. Swhear (Age - 49) Senior Vice President, May 2007 to present
Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of the Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including:  Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007;  Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Christopher E. Kashmerick (Age - 35) Treasurer and Chief Financial Officer, November 2008 to present
Vice President of Fund Accounting, Financial and Tax Reporting for Huntington Asset Services, Inc., the Trust's Administrator, since April 2008; Assistant Vice President, Compliance Officer and Compliance Administrator for U.S. Bancorp Fund Services, LLC, a mutual fund servicing company, from February 2005 to April 2008.

Lynn E. Wood (Age - 63) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005.
Tara Pierson (Age - 35) Secretary, May 2010 to present
Employed by Huntington Asset Services, Inc., the Trust’s administrator, since February 2000; Assistant Secretary of the Dividend Growth Trust from March 2006 to present; Assistant Secretary of the Trust from November 2008 to May 2010.

*    The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN  46208.
**  The Trust currently consists of  25 series.
*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Distributor, as of November 30, 2010. The Board has reviewed and approved this arrangement.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at 1-877-322-0576 to request a copy of the SAI or to make shareholder inquiries.

RENEWAL OF MANAGEMENT AGREEMENT (Unaudited)

The approval of the Amended and Restated Management Agreement (the “Agreement”) for the Fund was considered by the Board, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively the “Trustees,” each a “Trustee”) at an in-person meeting held August 8-9, 2010. The Chairman of the Board noted that on July 26, 2010, the Adviser Contract Renewal Committee (“Committee”) convened to consider the renewal of these management agreements and to conduct interviews of the Adviser’s portfolio managers and compliance personnel.

The Chairman noted that the Committee had received and reviewed the following materials provided by the Adviser and the Administrator prior to their meeting: (i) executed copies of the management agreement; (ii) the Administrator’s letter to the Adviser requesting detailed information designed to assist the Trustees in their review pursuant to Section 15(c) of the 1940 Act, and the Adviser’s responses thereto; (iii) a memorandum from the Trust’s CCO summarizing the Adviser’s compliance program, including its Code of Ethics and proxy voting policy; (iv) the Adviser’s most current Form ADV Parts I and II and accompanying schedules; (v) current financial statements for the Adviser; (vi) performance reports provided by the Administrator listing the Funds’ returns for various periods ended June 30, 2010, and comparisons to its benchmark and peer group for the same periods, and (vii) the Administrator’s analysis of each Fund’s advisory fee and total expense ratio (after fee waivers and reimbursements) compared to those of its peer group. The Chairman noted that after discussing the materials, the Committee had interviewed representatives of each Fund’s Adviser, typically including senior executives, portfolio managers and compliance personnel of the Adviser. A trustee recalled that he had led the interviews and had asked the questions from the Committee’s standard 15(c) checklist, including but not limited to a request for the Adviser’s current market outlook, a description of any changes in the Adviser’s personnel or operations, and an attribution analysis of the Fund’s performance during the prior year.

The Trustees confirmed that they had received and evaluated such information as they deemed necessary to make their decision. They also noted that they had taken into account a number of factors that they believed, in light of the legal advice provided by their independent legal counsel, and their own business judgment, to be relevant. They noted that this included information that had been provided by the Trust’s CCO and the Administrator to the Board throughout the year at regular quarterly meetings, as well as information that was specifically furnished to the Committee in connection with its review of the management agreements.

The Chairman then summarized the factors considered by the Committee members during their deliberations. After further discussion, the Trustees confirmed the factors they considered during their review of the Adviser as follows:

(i)           The Nature, Extent and Quality of Services – The Trustees reviewed the responses from the Adviser as to the resources provided to the Roosevelt Multi-Cap Fund, and considered the adequacy of such resources in light of the desired growth in the levels of Fund assets, and whether the resources are sufficient to meet performance, compliance and other needs.  The Trustees determined the Adviser’s resources appear adequate, and specifically noted that the Adviser provides several portfolio managers and the support of other investment professionals, including two traders and the Adviser’s compliance officer.  The Trustees noted that, in the past year, the Adviser had added two new investment professionals and a compliance manager, who will assist with portfolio compliance.  The Trustees noted that various compliance reports had been provided by the Adviser and the Trust’s CCO to the Board throughout the year.  The Trust’s CCO then summarized his review of the Adviser’s compliance program.  He discussed compliance issues that had arisen during the past year and how they were addressed.  He reported that the Adviser had updated its policies and procedures, particularly with respect to best execution, and had made improvements in the automation of compliance testing.  The Trust’s CCO confirmed that the Adviser’s compliance policies and procedures appeared reasonably designed to prevent violation of federal securities laws.

(ii)           Fund Performance – The Trustees discussed the Fund’s performance and reviewed other materials provided by the Adviser and the Administrator.  The Trustees noted that the Fund had underperformed its peer group and benchmarks (Russell 3000 Index and S&P 500 Index) for the year ended June 30, 2010, but had outperformed its peer group and benchmarks for the three month and three- and five-year periods ended June 30, 2010. The Trustees recalled that they had sought and received assurances from the Adviser that trades were being allocated fairly among the Fund, wrap accounts and other similarly-managed private accounts.  The Trustees discussed a differential in performance between the Fund and the Adviser’s privately managed accounts and noted that the Adviser had pointed to the Fund’s relatively larger allocation to small cap stocks as an explanation for the differential.

(iii)           Fee Rates and Profitability – The Trustees noted that the Fund’s 1.00% advisory fee was higher than its peer group’s average fee.  However, they discussed that this was primarily due to the fact that, unlike advisers for other funds, the Adviser, not the Fund, pays most of the Fund’s operating expenses out of its “universal fee.”   The Trustees noted that the Adviser had reported that certain separate accounts and sub-advisory wrap accounts paid a lower advisory fee than the Fund, but considered that Adviser’s management, reporting and oversight responsibilities with respect to the Fund were more extensive than those with respect to its private accounts, noting, for example, that the wrap accounts were less labor-intensive than the Fund as such accounts did not require client or compliance reporting and were managed using a model portfolio.

The Trustees reviewed the Adviser’s balance sheet and income statement for the six months ending June 30, 2010.  They determined that the Adviser was realizing a profit as a result of managing the Fund, but that the profitability margin was not excessive.

The Trustees recalled that the Adviser had provided them with a report noting that the Adviser had entered into so-called “soft dollar” arrangements with brokers who execute Fund transactions and provide research services to the Adviser.  The Trustees considered the Adviser’s report that average commission rates of the Fund and Adviser’s private clients were the same and that the percentage of commissions paid to brokers with whom the Adviser has a soft dollar arrangement was lower for the Fund than other advisory clients.  They noted that the Adviser reported that such research services assist the Adviser in meeting portfolio management responsibilities to the Fund.  Finally, the Trustees noted that the Adviser receives a 12b-1 fee of 0.25%, all of which is re-allocated to selling brokers.  The Trustees also recalled that the Adviser pays an additional amount to selling platforms on which the Fund is listed, as the platform sponsors typically charge fees of up to 0.40%.

(iv)           Economies of Scale – In determining the reasonableness of the advisory fees, the Trustees also considered whether economies of scale will be realized as the Fund grows larger, and the extent to which this is reflected in the advisory fees.  The Trustees considered the Adviser’s plans to expand distribution channels, to increase its sales force, to improve efficiency through the use of technology, and to improve performance by growing the research and analysis team.   The Trustees noted that it did not appear that the Adviser had begun to realize any significant economies of scale from managing the Fund.

After review and discussion and upon motion duly made and seconded, the Board unanimously approved the continuation for an additional year of the Management Agreement whereby The Roosevelt Investment Group serves as the investment adviser to the Roosevelt Multi-Cap Fund.

After further review and discussion and upon motion duly made and seconded, the Board unanimously approved The Roosevelt Investment Group’s compliance program, including its Code of Ethics and proxy voting policy as summarized by the Trust’s Chief Compliance Officer.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period is available without charge upon request by (1) calling the Fund at 1-877-322-0576 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES
Stephen A. Little, Chairman
Gary E. Hippenstiel
Daniel J. Condon
Ronald C. Tritschler
Nancy V. Kelly
Kenneth G.Y. Grant

OFFICERS
Melissa K. Gallagher, President
John C. Swhear, Senior Vice-President
Christopher E. Kashmerick, Treasurer and Chief Financial Officer
Tara Pierson, Secretary
Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER
The Roosevelt Investment Group, Inc.
317 Madison Avenue, Suite 1004
New York, NY  10017

DISTRIBUTOR
Unified Financial Securities, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP
One US Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP
312 Walnut St., 14th Floor
Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank
41 South Street
Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

Leeb Focus Fund

Annual Report

November 30, 2010

Fund Adviser:

Leeb Capital Management, Inc.
8 West 40th Street
New York, New York 10018

Phone (866) 400-5332

To The Leeb Focus Fund Shareholders

Dear Shareholder:

2010 was another good year for stocks. Following up on a strong rally off the lows set in March 2009, shares kept their upward momentum, finishing up over 15 percent for the full year. This path, however, wasn’t upwards the entire year – stocks suffered a few major setbacks along the way, before coming on strong at the end of summer to finish the year higher. While the Leeb Focus Fund outperformed its benchmark, the S&P 500, for the calendar year 2010, it lagged for the fiscal year ended November 30, 2010. The Fund returned 8.76% while the S&P 500 Index returned 9.94% during the fiscal year.

Year in Review

In the first quarter of 2010 optimism prevailed despite the Federal Reserve’s decision to discontinue some bond-buying programs. Interest rates, which remained near zero, kept the market mood positive. Another factor fueling the optimism was better economic data, especially for manufacturing and retail sales.

The rally continued until the first signs of the European debt crisis hit. In fact, the pullback in the S&P 500 Index exceeded 15 percent, and it looked like the rally was giving way to a new bear market. However, the month of July marked the turning point for the year – the correction stopped, and the market began its ascent.

The market reacted positively to retail-sales growth, and gained steam with positive earnings reports from most major companies. And even as Eurozone problems became clearer, the next pullback was much smaller – and was followed by another Fed-induced rally.

The strong rally that began in August was based on the stock market participants’ optimism after the Federal Reserve announced the likely initiation of a new round of quantitative easing, dubbed QE2. The Fed didn’t disappoint, launching its new round of bond purchasing in November as a way to push interest rates lower and get more money flowing into the economy. With the Fed’s purchases geared toward short- to intermediate-term Treasuries, the yield curve was steepened. While the Fed’s action failed to lower long-term rates upon which mortgage rates are based, the stock market did, in fact, cheer the move. At their December meeting the Fed continued to defend its policies and stated that the bond-buying will continue unless the economy exhibits signs of better growth than earlier in the year.

Of course, unemployment remains a big concern for policymakers, as it is for the millions of unemployed and underemployed people around the country. While some data points indicate that the recovery is gathering steam, with unemployment still above 9 percent, the weak labor market remains the biggest obstacle to a truly healthy economy.

Housing is another area of concern. Excess inventory continues to overhang the market, and the expiration of Federal incentives this summer along with rapidly rising mortgage rates have also weighed on home prices and sales. The recent Congressional action of tax cuts and the extension of unemployment benefits supplements ongoing economic stimuli, but won’t magically solve the underlying issues.

Overall, economic recovery has been significantly lacking in strength. The fact that the current economic recovery lags behind previous ones in many important ways is alarming, and it lies behind the Fed’s continuous efforts. The weakness in the job market, as we’ve mentioned earlier, is yet another way this recovery is different. In addition, with the economy still weak despite the record-low cost of money, a key negative in this cycle has been sluggish growth in money supply, despite considerable government injection of funds into the economy. The general unwillingness of lenders to lend, borrowers to borrow and consumers to spend will take time to correct itself.

Despite all these concerns, 2010 was the year when many major commodities exceeded their 2008 highs. New records were set by copper and gold, for instance. Silver, which is both a precious and industrial metal, rallied 80 percent to a 30-year high. The reason behind such favorable action largely stems from strong demand by emerging economies, especially China, whose importance to the world economy continues to grow.

Performance Review

The cornerstone strategy of the Focus Fund during 2010 was building a diversified portfolio with pronounced leverage to the strength in commodities, which we anticipated early on. This year, with this expectation coming to fruition, the Fund benefited.

Led by insatiable demand from emerging countries, materials and energy prices soared. The fund’s strong exposure to both sectors, especially a strong leverage to industrial commodities and precious metals, helped its performance strongly.

The fund’s low exposure to consumer discretionary and industrial stocks, which as a group outperformed even materials, was the major performance detractor. During the year we reduced our exposure to the latter, while significantly increasing the investments in the former. Another sector where we significantly raised our portfolio weighting during the year was financials. We started 2010 with only one position there, and exited the year with four. Similarly, in the consumer discretionary area, we went from a 3.3 percent exposure, to 8 percent during the calendar year.

Notable portfolio success came from positions in copper miners Southern Copper (SCCO) and Freeport McMoRan (FCX), added during the year, as well as from our overweight exposure to leveraged silver plays in Silver Wheaton (SLW) and Tahoe Resources (THO.CN). A strong gain was also achieved in our fertilizer holding, Potash of Saskatchewan (POT), which was a subject of a takeover bid.

With oil prices on the rise, our champion performer in the oil patch was added during the year in Chinese Exploration and Production giant CNOOC (CEO); the rest of our picks in the sector also posted strong gains.

Despite the weak performance the health care sector posted for the year, we are happy with what our health care stocks did for the portfolio. All, with the exception of Teva Pharmaceutical (TEVA), the largest generic drug maker in the world, were added during the year. Ironically, companies leveraged to the growth of generic drugs and prescriptions in general, like McKesson (MCK) and Express Scripts (ESRX), fared far better than Teva. McKesson made a new 10-year high, while Express Scripts set an all-time high.

Our information technology selections also acted well, for the most part, during the year. Led by another strong year from Apple (AAPL), our biggest winner in the sector, our newly added stocks, such as Cognizant Technology Solutions (CTSH) and EMC (EMC), also raked in gains well in excess of 20 percent. One of the portfolio’s biggest performance detractors also came from the sector in the form of Visa (V). The electronic payment network provider’s shares tumbled as the company came into the crosshairs of financial reform. While still a dominant company, the increased regulation threatened future earnings growth, and we exited the position.

Outlook & Strategy

Improving outlooks for developed economies, coupled with growth in emerging markets, and global growth that’s expected to exceed 4 percent in 2011, strongly indicate the potential for further gains in commodities.

The evidence of an improving U.S. economy is mounting. Likewise Europe, while still having to deal with its debt-laden member countries, is in the process of getting its act together. Germany, the strongest economy of the Eurozone, is seeing its currency implicitly undervalued because of its fellow currency union members’ struggles. As the biggest manufacturer, Germany’s export sector has benefited substantially from its “cheaper” goods.

As world economies improve, stock markets should continue to be the place for smart money to be, unless rising commodities act as a brake on recoveries. We don’t expect this to happen immediately, but it could certainly come towards the tail end of a largely positive 2011.

In the meantime, emerging economies remain growth leaders, with China expected to outgrow its counterparts in the coming year. While some observers expect a crash from China’s torrid growth, the degree of control its government has over its economy helps to mitigate that risk. We have already witnessed the Chinese government’s successful actions to stimulate the economy out of the crisis, cool it when asset bubbles have presented themselves, as well as bolster its domestic, rather than export-oriented growth.

Our portfolio picks will continue to be guided by our investment discipline. For now, we continue to focus our investments on areas of the market that are leveraged to the recovery. With a glut of government-induced liquidity, there’s plenty of room for growth-oriented assets to benefit. Consumer-related stocks should have a better outlook as consumers are more apt to reach into pocketbooks. Further, precious metals stand to gain from the ongoing currency debasement.

The outlook in the developing world, paced by China, continues to be positive. Chinese leaders remain committed to building the infrastructure the country will need in the years ahead, including for alternative energy. This long-term focus is extremely energy and materials intensive. With the developing world restarting their engines as well, we’ll likely see global energy and commodity prices move meaningfully higher this year. The Chinese government also remains steadfast in its objective of fostering domestic consumption, a shift from relying on export demand from the developed world to power its growth. We’ll continue to purchase investments that should benefit from these trends. Further, we continue to seek out investments based in strong economies around the world, namely those with vast natural resource deposits.

Although we invest in what we see as assured growth, we’ll also look to maintain defensive investments that should protect the portfolio if the market and/or global economy suffer a retrenchment. These hedges include investments in precious metals, such as gold. With the Federal Reserve’s balance sheet and monetary base expanding, it is only a matter of time before inflation is unleashed. More dollars in circulation along with higher resource prices working their way into the economy make inflation a virtual certainty as our economy continues to gain its footing.

In sum, we continue to position the portfolio to benefit from what we see as the most likely market events and long-term trends. Moreover, we remain ever vigilant in our research and are prepared to shift portfolio holdings should our forecasts change.

Performance Results – (Unaudited)

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-400-5332.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.
** The Standard & Poor’s 500® Index and Russell 1000 Growth Index are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees.  The Standard & Poor’s 500® Index and Russell 1000 Growth Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The returns of the Indices are not reduced by any fees or operating expenses. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

Leeb Focus Fund $10,177
S&P 500® Index, $9,120
Russell 1000 Growth Index, $10,494
Inception Date: December 26, 2006
Value
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
Nov-06
Feb-07
May-07
Aug-07
Nov-07
Feb-08
May-08
Aug-08
Nov-08
Feb-09
May-09
Aug-09
Nov-09
Feb-10
May-10
Aug-10
Nov-10
Date

The chart above assumes an initial investment of $10,000 made on December 26, 2006 (commencement of fund operations) and held through November 30, 2010. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The Standard & Poor’s 500® Index and Russell 1000 Growth Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Leeb Focus Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-866-400-5332. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

FUND HOLDINGS –   (Unaudited)

  1As a percent of net assets.
   2Companies with market caps of a least $3.5 billion.
   3Companies with market caps less than $3.5 billion.

The investment objective of the Leeb Focus Fund (the “Fund”) is long-term capital appreciation, consistent with the preservation of capital.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period June 1, 2010 and held for the entire period through November 30, 2010.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Leeb Focus Fund	Beginning Account Value June 1, 2010	Ending Account Value November 30, 2010	Expenses Paid During the Period Ended November 30, 2010
Actual *	$1,000.00	$1,143.84	$8.08
Hypothetical **	$1,000.00	$1,017.53	$7.60

*Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).
** Assumes a 5% return before expenses.

Leeb Focus Fund
Schedule of Investments
November 30, 2010

		Fair
Common Stocks - 88.11%	Shares	Value

Agriculture Chemicals - 2.87%
Mosaic Company / The	4,700	$317,861

Beverages - 3.60%
Coca-Cola Co. / The	6,300	397,971

Commercial Banks - 2.11%
Toronto-Dominion Bank / The	3,200	232,928

Computer Storage Devices - 2.14%
EMC Corp. (a)	11,000	236,390

Crude Petroleum & Natural Gas - 7.04%
CNOOC, Ltd. (b)	2,100	452,130
Occidental Petroleum Corp.	3,700	326,229
		778,359

Drilling Oil & Gas Wells - 1.68%
Nabors Industries, Ltd. (a)	8,400	185,556

Electronic Computer - 4.78%
Apple, Inc. (a)	1,700	528,955

Fire, Marine & Casualty Insurance - 3.93%
Berkshire Hathaway, Inc. - Class B (a)	5,450	434,256

Gold & Silver Ores - 6.62%
Barrick Gold Corp.	4,700	242,755
Silver Standard Resources, Inc. (a)	9,000	234,540
Silver Wheaton Corp. (a)	6,900	254,541
		731,836

Gold Mining - 2.71%
Newcrest Mining Ltd. (b)	7,800	299,910

Metal Mining - 11.16%
BHP Billiton Ltd. (b)	3,400	280,160
Freeport McMoran Copper & Gold, Inc.	2,500	253,300
Southern Copper Corp.	6,000	251,580
Tahoe Resources, Inc. (a)	12,000	189,387
Vale SA (a) (b)	8,200	259,776
		1,234,203

National Commercial Banks - 3.67%
US Bancorp	8,600	204,508
Wells Fargo & Co.	7,400	201,354
		405,862

See accompanying notes which is an integral part of these financial statements

Leeb Focus Fund
Schedule of Investments - continued
November 30, 2010

		Fair
Common Stocks - 88.11% - continued	Shares	Value

Oil, Gas Field Services - 3.92%
Schlumberger, Ltd.	5,600	$433,104

Petroleum Refining - 2.28%
ConocoPhillips	4,200	252,714

Pharmaceutical Preparations - 1.85%
Teva Pharmaceutical Industries Ltd. (b)	4,100	205,164

Radio & TV Broadcasting & Communications Equipment - 2.83%
QUALCOMM, Inc.	6,700	313,158

Retail - Catalog & Mail-Order Houses - 2.22%
Amazon.com, Inc. (a)	1,400	245,560

Retail - Drug Stores & Proprietary Stores - 4.80%
CVS Caremark Corp.	5,200	161,200
Express Scripts, Inc. (a)	7,100	369,839
		531,039

Retail - Variety Stores - 2.89%
Wal-Mart Stores, Inc.	5,900	319,131

Search, Detection, Navigation, Guidance, & Aeronautical Systems - 2.17%
Raytheon Co.	5,200	240,500

Semiconductors & Related Devices - 2.48%
Intel Corp.	13,000	274,560

Services - Computer Programming Services - 2.06%
Cognizant Technology Solutions Corp. - Class A (a)	3,500	227,430

Services - General Medical & Surgical Hospitals - 2.71%
Universal Health Services, Inc. - Class B	7,300	300,176

Services - Prepackaged Software - 2.07%
Microsoft Corp.	9,100	229,411

Wholesale-Drugs Proprietaries & Druggists' Sundries - 3.52%
McKesson Corp.	6,100	389,790

TOTAL COMMON STOCKS (Cost $8,573,622)		9,745,824

See accompanying notes which is an integral part of these financial statements

Leeb Focus Fund
Schedule of Investments - continued
November 30, 2010

		Fair
Exchange-Traded Funds - 7.78%	Shares	Value

PowerShares UltraShort Euro (a)	11,000	$237,820
SPDR Gold Trust (a)	4,600	622,932

TOTAL EXCHANGE-TRADED FUNDS (Cost $648,814)		860,752

Real Estate Investment Trusts - 3.52%

Public Storage	2,000	193,200
Washington Real Estate Investment Trust	6,400	196,352

REAL ESTATE INVESTMENT TRUSTS (REITS) (Cost $400,479)		389,552

Money Market Securities - 0.67%
Fidelity Institutional Money Market Portfolio - Class I - 0.26% (c)	73,845	73,845

TOTAL MONEY MARKET SECURITIES (Cost $73,845)		73,845

TOTAL INVESTMENTS (Cost $9,696,760) - 100.08%		$11,069,973

Liabilities in excess of other assets - (0.08)%		(8,619)

TOTAL NET ASSETS - 100.00%		$11,061,354

(a) Non-income producing.
(b) American Depositary Receipt.
(c) Variable rate security; the money market rate shown represents the rate at November 30, 2010.

See accompanying notes which is an integral part of these financial statements

Leeb Focus Fund
Statement of Assets and Liabilities
November 30, 2010

Assets
Investments in securities:
At cost	$9,696,760
At value	$11,069,973

Dividends receivable	14,244
Prepaid expenses	12,707
Receivable due from Adviser (a)	6,960
Interest receivable	59
Total assets	11,103,943

Liabilities
Payable for fund shares redeemed	9,920
Payable to administrator, fund accountant, and transfer agent	8,325
Payable to trustees and officers	3,629
Payable to custodian	509
Other accrued expenses	20,206
Total liabilities	42,589

Net Assets	$11,061,354

Net Assets consist of:
Paid in capital	$13,234,115
Accumulated undistributed net investment income (loss)	20,279
Accumulated undistributed net realized gain (loss) from investment transactions	(3,566,253)
Net unrealized appreciation (depreciation) on investments	1,373,213

Net Assets	$11,061,354

Shares outstanding (unlimited number of shares authorized)	1,113,163

Net Asset Value and offering price per share	$9.94

Redemption price per share (9.94*0.98) (b)	$9.74

(a) See Note 4 in the Notes to the Financial Statements.
(b) The Fund charges a 2.00% redemption fee on shares redeemed within 60 calendar days after they are purchased. Shares are redeemed at the Net Asset Value if held longer than 60 calendar days.

See accompanying notes which is an integral part of these financial statements

Leeb Focus Fund
Statement of Operations
For the fiscal year ended November 30, 2010

Investment Income
Dividend income (Net of foreign withholding taxes of $6,876)	$155,855
Interest income	8,947
Total Income	164,802

Expenses
Investment Adviser fee (a)	95,925
Transfer agent expenses	44,715
Administration expenses	33,583
Fund accounting expenses	24,999
Legal expenses	23,310
Registration expenses	20,908
Auditing expenses	13,500
Trustee expenses	8,583
CCO expenses	7,871
Custodian expenses	6,148
Pricing expenses	3,023
Miscellaneous expenses	1,879
Insurance expenses	1,315
Printing expenses	288
Other expenses - overdraft fees	166
Total Expenses	286,213
Fees waived and expenses reimbursed by Adviser (a)	(116,768)
Net operating expenses	169,445
Net Investment Income	(4,643)

Realized & Unrealized Gain (Loss)
Capital Gain Dividends from REIT's	282
Net realized gain (loss) on investment securities	269,374
Change in unrealized appreciation (depreciation) on investment securities	631,669
Net realized and unrealized gain (loss) on investment securities	901,325
Net increase (decrease) in net assets resulting from operations	$896,682

(a) See Note 4 in the Notes to the Financial Statements.

See accompanying notes which is an integral part of these financial statements

Leeb Focus Fund
Statements of Changes In Net Assets

	Year ended	Year ended
Increase (Decrease) in Net Assets From:	November 30, 2010	November 30, 2009
Operations:
Net investment income	$(4,643)	$46,927
Capital Gain Dividends from REIT's	282
Net realized gain (loss) on investment securities	269,374	(2,532,412)
Change in unrealized appreciation (depreciation) on investment securities	631,669	4,750,114
Net increase (decrease) in net assets resulting from operations	896,682	2,264,629

Distributions:
From net investment income	(41,017)	(28,493)
Total distributions	(41,017)	(28,493)

Capital Share Transactions
Proceeds from shares sold	855,130	2,577,255
Proceeds from redemption fees (a)	311	2,137
Reinvestment of distributions	37,995	27,990
Amount paid for shares redeemed	(3,192,775)	(3,877,832)
Net increase (decrease) in net assets resulting
from share transactions	(2,299,339)	(1,270,450)

Total Increase (Decrease) in Net Assets	(1,443,674)	965,686

Net Assets
Beginning of year	12,505,028	11,539,342

End of year	$11,061,354	$12,505,028

Accumulated undistributed net investment income
included in net assets at the end of each year	$20,279	$44,229

Capital Share Transactions
Shares sold	93,193	354,177
Shares issued in reinvestment of distributions	4,222	3,824
Shares redeemed	(347,931)	(526,567)

Net increase (decrease) from capital share transactions	(250,516)	(168,566)

(a) The Fund charges a 2.00% redemption fee on shares redeemed within 60 calendar days after they are purchased. Shares are redeemed at the Net Asset Value if held longer than 60 calendar days.

See accompanying notes which is an integral part of these financial statements

Leeb Focus Fund
Financial Highlights
(For a share outstanding during the period)

	Year ended		Year ended		Year ended		Period ended
	November 30, 2010		November 30, 2009		November 30, 2008		November 30, 2007	(a)

Selected Per Share Data
Net asset value, beginning of period	$9.17		$7.53		$11.90		$10.00
Income from investment operations:
Net investment income	-	(b)	0.03		0.02		0.16
Net realized and unrealized gain (loss)	0.80		1.63		(4.20)		1.75
Total from investment operations	0.80		1.66		(4.18)		1.91

Less Distributions to shareholders:
From net investment income	(0.03)		(0.02)		(0.15)		(0.01)
From net realized gain	-		-		(0.04)		-
Total distributions	(0.03)		(0.02)		(0.19)		(0.01)

Paid in capital from redemption fees	-	(b)	-	(b)	-	(b)	-

Net asset value, end of period	$9.94		$9.17		$7.53		$11.90

Total Return (c)	8.76%		22.08%		-35.68%		19.16%	(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$11,061		$12,505		$11,539		$10,002
Ratio of expenses to average net assets	1.50%		1.50%		1.50%		1.50%	(e)
Ratio of expenses to average net assets
before waiver & reimbursement	2.54%		2.54%		2.13%		3.89%	(e)
Ratio of net investment income to
average net assets	(0.03)%		0.42%		0.15%		1.97%	(e)
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement	(1.07)%		(0.62)%		(0.48)%		(0.42)%	(e)
Portfolio turnover rate	70.04%		79.23%		114.85%		54.69%

(a) For the period December 26, 2006 (Commencement of Operations) to November 30, 2007.
(b) Resulted in less than $0.005 per share.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) Annualized.

See accompanying notes which is an integral part of these financial statements

 Leeb Focus Fund
Notes to the Financial Statements
November 30, 2010

NOTE 1.  ORGANIZATION

Leeb Focus Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on August 14, 2006.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is one of a series of funds currently authorized by the Trustees.  The Fund commenced investment operations on December 26, 2006.  The Fund’s investment adviser is Leeb Capital Management, Inc. (the “Adviser”). The investment objective of the Leeb Focus Fund (the “Fund”) is to provide long-term capital appreciation, consistent with the preservation of capital.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended November 30, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Fund did not incur any interest or penalties.  The Fund is subject to examination by U.S. federal tax authorities for all tax years since inception.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

  Leeb Focus Fund
Notes to the Financial Statements
November 30, 2010

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Dividends and Distributions – The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders at least annually.  These distributions, which are recorded on the ex-dividend date, are automatically reinvested in the Fund unless shareholders request cash distributions on their application or through a written request. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.  For the fiscal year ended November 30, 2010, the following reclassifications were made:

NOTE 3.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive  market,  quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, real estate investment trusts, and exchange-traded funds, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.

Leeb Focus Fund
Notes to the Financial Statements
November 30, 2010

NOTE 3.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.  When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

  Leeb Focus Fund
Notes to the Financial Statements
November 30, 2010

NOTE 3.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2010:

	Valuation Inputs
Investments	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks *	$9,745,824	$-	$-	$9,745,824

Exchange-Traded Funds	860,752	-	-	860,752

Real Estate Investment Trusts	389,552	-	-	389,552

Money Market Securities	73,845	-	-	73,845

Total	$11,069,973	$-	$-	$11,069,973
*Refer to the Schedule of Investments for industry classifications.

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.  During the fiscal year ended November 30, 2010, there were no significant transfers between Levels 1 and 2.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments subject to approval of the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.85% of the daily net assets of the Fund. For the fiscal year ended November 30, 2010, before the waivers disclosed below, the Adviser earned a fee of $95,925 from the Fund.

The Adviser has contractually agreed through March 31, 2011 to waive its management fee and/or reimburse certain Fund operating expenses so that the Fund’s total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and any indirect expenses (such as expenses incurred by other investment companies in which the Fund invests; and extraordinary litigation expenses) do not exceed 1.50% of the Fund’s average daily net assets. For the fiscal year ended November 30, 2010, the Adviser waived fees and reimbursed expenses of $116,768. At November 30, 2010, the Fund was owed $6,960 by the Adviser. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense occurred, provided the Fund is able to make the repayment without exceeding the above stated expense limitations.

The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at November 30, 2010 were as follows:

Recoverable through
Amount	November 30,

$110,562	2011
$117,243	2012
$116,768	2013

 Leeb Focus Fund
Notes to the Financial Statements
November 30, 2010

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The Trust retains Huntington Asset Services, Inc. (“HASI”) formerly known as Unified Fund Services, Inc, to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel.  For the fiscal year ended November 30, 2010, HASI earned fees of $33,583 for administrative services provided to the Fund.   At November 30, 2010, the Fund owed HASI $2,333 for administrative services. Certain officers of the Trust are members of management and/or employees of HASI. HASI is a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Unified Financial Securities, Inc. (the “Distributor”) and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian. For the fiscal year ended November 30, 2010, the Custodian earned fees of $6,148 for custody services provided to the Fund. At November 30, 2010, the Fund owed the Custodian $509 for custody services.

The Trust retains HASI to act as the Fund’s transfer agent and to provide the Fund with fund accounting services.  For the fiscal year ended November 30, 2010, HASI earned fees of $20,116 from the Fund for transfer agent services and $24,599 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services.  For the fiscal year ended November 30, 2010, HASI earned fees of $24,999 from the Fund for fund accounting services. At November 30, 2010, the Fund owed HASI $1,658 for transfer agent services, $2,251 for reimbursement of out-of-pocket expenses, and $2,083 for fund accounting services.

The Distributor acts as the principal distributor of the Fund’s shares.  There were no payments made to the Distributor by the Fund during the fiscal year ended November 30, 2010. A Trustee is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and officers of the Trust are officers of the Distributor and such persons may be deemed to be affiliates of the Distributor.

NOTE 5.  INVESTMENTS

For the fiscal year ended November 30, 2010, purchases and sales of investment securities, other than short-term investments were as follows:

Amount
Purchases
U.S. Government Obligations	$-
Other	7,668,978
Sales
U.S. Government Obligations	$508,110
Other	9,405,698

At November 30, 2010, the appreciation (depreciation) of investments for tax purposes was as follows:

Amount
Gross Appreciation	$1,681,743
Gross (Depreciation)	(322,260)
Net Appreciation (Depreciation)
on Investments	$1,359,483

At November 30, 2010, the aggregate cost of securities for federal income tax purposes was $9,710,490.

  Leeb Focus Fund
Notes to the Financial Statements
November 30, 2010

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund (or class) creates a presumption of control of the fund (or class), under Section 2(a)(9) of the Investment Company Act of 1940. At November 30, 2010, Charles Schwab & Company, Inc. (“Schwab”), for the benefit of its customers, owned 51.55% shares of the Fund. As a result, Schwab may be deemed to control the Fund.

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

On December 22, 2009, an income distribution of $0.0304 per share was made to shareholders of record on December 21, 2009.

The tax characterization of distributions for the fiscal years ended November 30, 2010 and November 30, 2009 is as follows:

	2010	2009
Distributions paid from:
Ordinary Income	$41,017	$28,493
	$41,017	$28,493

At November 30, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$20,279
Capital Loss Carryforward	(3,552,523)
Unrealized appreciation (depreciation)	1,359,483
$(2,172,761)

At November 30, 2010, the difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of wash sale losses in the amount of $13,730.

  Leeb Focus Fund
Notes to the Financial Statements
November 30, 2010

NOTE 9. Capital Loss Carryforward

At November 30, 2010, the Fund had available for federal tax purposes unused capital loss carryforwards of $3,552,523, which are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders.  The carryforward expires as follows:

Amount	Expires November 30,

$274,113	2016
3,278,410	2017
The Fund utilized $213,451 in the fiscal year ended November 30, 2010.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Leeb Focus Fund
(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Leeb Focus Fund (the “Fund”), a series of the Unified Series Trust, as of November 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended.  These financial statements and financial highlights are the responsibility of Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of November 30, 2010 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Leeb Focus Fund as of November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
January 31, 2011

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 63) Independent Trustee, December 2002 to present
President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008;  Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005. Chairman of the Executive Board of Directors for the Constitution Education Foundation since November 2010.

Stephen A. Little (Age - 64) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005.
Daniel J. Condon (Age - 60) Independent Trustee, December 2002 to present
Chairman, SMI Crankshaft LL since July 2010, President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004 ; Director, International Crankshaft, Inc. since January 2004; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005.

Ronald C. Tritschler (Age - 58) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006
Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005.

Kenneth G.Y. Grant (Age – 61) Independent Trustee, May 2008 to present
Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Treasurer (since January 2004)  and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

Interested Trustees & Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 55)*** Trustee, November 2007 to present
Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October, 2008; Director, Greenlawn Cemetery since October, 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Melissa K. Gallagher (Age - 44) President, November 2009 to present
Senior Vice President of Huntington Asset Services, Inc., the Trust’s Administrator; President and Treasurer of Unified Financial Securities, Inc., the Trust’s Distributor; Employed in various positions with Huntington Asset Services, Inc. and Unified Financial Securities, Inc., since September 2000.

John C. Swhear (Age - 49) Senior Vice President, May 2007 to present
Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of the Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including:  Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007;  Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Christopher E. Kashmerick (Age - 35) Treasurer and Chief Financial Officer, November 2008 to present
Vice President of Fund Accounting, Financial and Tax Reporting for Huntington Asset Services, Inc., the Trust's Administrator, since April 2008; Assistant Vice President, Compliance Officer and Compliance Administrator for U.S. Bancorp Fund Services, LLC, a mutual fund servicing company, from February 2005 to April 2008.

Lynn E. Wood (Age - 64) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005.
Tara Pierson (Age - 35) Secretary, May 2010 to present
Employed by Huntington Asset Services, Inc., the Trust’s administrator, since February 2000; Assistant Secretary of the Dividend Growth Trust from March 2006 to present; Assistant Secretary of the Trust from November 2008 to May 2010.

*    The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN  46208.
**  The Trust currently consists of  25 series.
*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Distributor, as of November 30, 2010.

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (866) 400-5332 to request a copy of the SAI or to make shareholder inquiries.

Management Agreement Renewal (Unaudited)

The Chairman reported that on October 26, 2010, the Committee convened via teleconference to consider whether to recommend that the full Board renew the Management Agreements between the Trust and Leeb Capital Management (the “adviser” or “Leeb”) on behalf of the Leeb Focus Fund (the “Fund”).

The Chairman noted that all Committee members and other participants acknowledged receiving and reviewing the materials compiled by the Trust’s Administrator and provided to the participants in advance of the meeting.  He also noted that no changes are proposed to the Fund’s management agreement or expense cap side letter.   He then indicated that the materials specifically provided to the Committee included the following information: (i) executed copies of the Fund’s management agreement and current expense cap side letter, (ii) a letter from the Administrator to the adviser setting forth, and the adviser’s response to, a detailed series of questions regarding, among other things, the adviser’s services to the Fund, its profitability from managing the Fund and ideas for future growth for the Fund, (iii) a certification from the Trust’s CCO that Crawford had adopted a compliance program that is reasonably designed to prevent violation of federal securities laws by the Fund, (iv) the adviser’s Form ADV Parts I and II and accompanying schedules, (v) adviser’s financial statements and profitability analysis for the period ending July 31, 2010, (vi) reports provided by the Administrator regarding the Fund’s performance for the year to date, past three months, and one- and three-year periods and comparisons of the same to the Fund’s benchmark(s) and peer group for the same periods, and (vii) reports provided by the Administrator comparing the Fund’s advisory fee and total expenses (after fee waivers and reimbursements) to the Fund’s peer group as determined by the Administrator.  The Chairman noted that after discussing the materials, the Committee contacted the portfolio manager for the Fund and the Fund’s Chief Compliance Officer and interviewed them for approximately one-half hour.

The Committee members noted that they had received and evaluated such information as they deemed necessary to make their decision.  They also noted that they had taken into account a number of factors that they believed, in light of the legal advice provided by legal counsel to the Trust and legal counsel to the independent trustees, and their own business judgment, to be relevant.  They noted that this included information regarding the adviser that had been provided to the Board throughout the year at regular meetings of the Board, as well as information that was specifically furnished to the Committee in connection with its review of the Fund’s management arrangement.  As a result, the Committee summarized its review as follows:

(i)           The Nature, Extent and Quality of Services – The Committee noted that the adviser manages approximately $117 million in assets, and that the Fund had approximately $11 million in assets, as of September 30, 2010.  The Committee reviewed the responses from the adviser as to the resources provided to the Fund, and considered the adequacy of such resources in light of the expected growth in the levels of Fund assets, and whether the resources are sufficient to sustain positive performance, compliance and other needs.  The Committee determined that the adviser’s resources appear adequate, and specifically noted that the adviser provides three portfolio managers to manage the Fund, each of whom appears to have adequate experience to manage the Fund.  The Committee also noted that the adviser also provides the support of various administrative staff, including its compliance officer.  The Committee noted that the adviser was not proposing any changes to the level of services provided to the Fund.

The Committee noted that various compliance reports had been provided by the adviser and the Trust’s CCO to the Board throughout the year, and noted, based on such reports, that the Fund’s investment policies and restrictions were consistently complied with during the last year.   The Committee noted that the Trust’s Chief Compliance Officer had reviewed the adviser’s compliance policies and procedures and determined that with the following exceptions, they appeared reasonably designed to prevent violation of federal securities laws: Maintaining support for quarterly certifications to the Unified Fund Services, proxy voting records, Code of Ethics and personal trading records, each in a timely manner, updating its anti-money laundering policy and testing its business continuity plans.

(ii)           Fund Performance – The Committee discussed the Fund’s performance and reviewed other materials provided by the adviser and the Administrator with respect to such performance.  The Committee noted that the Administrator reported that for the year to date, three month, one- and three-year periods ended August 31, 2010, the Fund had underperformed its peer group average return and benchmarks, the Russell 1000 Growth and S&P 500 indices, for the one-year period but that it had out performed the S&P 500 over the three year period and was outperforming its peer group average and benchmarks over the previous three month period.

(iii)           Fee Rates and Profitability –    The Committee noted that the adviser’s fee (after waiver and reimbursement) was lower than its peer group average and that the adviser was capping total operating expenses at 1.50%.  The adviser confirmed to the Committee that it would continue capping certain operating expenses of the Fund for an additional year. The Committee reviewed the adviser’s financial statements and the profitability analysis as of July 31, 2010 provided by the adviser and noted that the management of the Fund was not profitable to the adviser.

The Committee noted that with respect to its soft dollar arrangements, the adviser stated it pays average commissions of about $0.03 per share to brokers providing certain research services and $0.045 to execution only brokers.  The Committed considered that that adviser reported allocating soft dollars among clients pro-rata as a percentage of total assets.  They noted the adviser’s report that the average commission rates paid by the Fund to brokers providing research services is higher than commission rates paid by the adviser’s private accounts for similar transactions because adviser’s private client accounts are held at discount brokers that execute trades at pre-determined flat rates.  The also discussed the adviser’s report that the percentage of Fund commissions paid to soft dollar brokers was higher than that paid by other advisory clients because the Fund is traded through outside brokers whereas the adviser’s private client’s transactions are executed through their custodial broker.

(iv)           Economies of Scale – In determining the reasonableness of the advisory fees, the Committee also considered whether economies of scale will be realized as the Fund grows larger, and the extent to which this is reflected in the advisory fees.   Because the Fund had eliminated its 12b-1 fee the previous year for all Fund shareholders, and the adviser was still waiving fees and reimbursing expenses, the Committee determined that the adviser has not yet begun to realize any significant economies of scale from managing the Fund.

After reviewing all of the foregoing, the Committee determined that the Fund’s advisory fees (after waiver and reimbursement by adviser) were reasonable, based on the quality of advisory services provided to the Fund, and unanimously voted to recommend that the Board approve the Fund’s Management Agreement.

PROXY VOTING

A description of the policies and procedures that the Fund use to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Funds at (866) 400-5332 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES
Stephen A. Little, Chairman
Gary E. Hippenstiel
Daniel J. Condon
Ronald C. Tritschler
Nancy V. Kelly
Kenneth G.Y. Grant

OFFICERS
Melissa K. Gallagher, President
John C. Swhear, Senior Vice-President
Christopher E. Kashmerick, Chief Financial Officer and Treasurer
Tara Pierson, Secretary
Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER
Leeb Capital Management, Inc.
8 West 40th Street
New York, NY 10018

DISTRIBUTOR
Unified Financial Securities, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, OH 44145

LEGAL COUNSEL
Thompson Coburn LLP
One US Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES
Thompson Hine LLP
312 Walnut St., 14th Floor
Cincinnati, OH 45202

CUSTODIAN
Huntington National Bank
41 South Street
Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT
AND FUND ACCOUNTANT
Huntington Asset Services, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.
Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

Item 2. Code of Ethics.

(a)           As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)           For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)
Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)           Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)           Accountability for adherence to the code.

(c)           Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)           Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)           Posting:  We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)           Availability:  The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)           The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert.  The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Auer Growth Fund:
FY 2010 FY 2009	$12,500 $12,500

Leeb Focus Fund:
FY 2010 FY 2009	$12,500 $12,500

Symons Funds:

FY 2010 FY 2009	$31,500 $31,500

Roosevelt Multi-Cap Fund:
FY 2010 FY 2009	$11,000 $11,000

             Bell Worldwide Trends Fund:

FY 2010 FY 2009	N/A $12,500

(b)	Audit-Related Fees
Registrant

Auer Growth Fund:
FY 2010 FY 2009	$0 $0

Leeb Focus Fund:
FY 2010 FY 2009	$0 $0

              Symons Funds:

FY 2010 FY 2009	$0 $0

Roosevelt Multi-Cap Fund:
FY 2010 FY 2009	$0 $0

              Bell Worldwide Trends Fund:

FY 2010 FY 2009	$0 $0

(c)	Tax Fees
Registrant

Auer Growth Fund:
FY 2010 FY 2009	$2,500 $2,500

Leeb Focus Fund:
FY 2010 FY 2009	$2,500 $2,000

              Symons Funds:

FY 2010 FY 2009	$7,500 $6,000

Roosevelt Multi-Cap Fund:
FY 2010 FY 2009	$2,500 $2,000

              Bell Worldwide Trends Fund:

FY 2010 FY 2009	$N/A $2,00

Nature of the fees:	Preparation of the 1120 RIC and Excise review

(d)	All Other Fees
Registrant

Auer Growth Fund:
FY 2010 FY 2009	$0 $0

Leeb Focus Fund:
FY 2010 FY 2009	$0 $0

              Symons Funds:

FY 2010 FY 2009	$0 $0

Roosevelt Multi-Cap Fund:
FY 2010 FY 2009	$0 $0

              Bell Worldwide Trends Fund:

FY 2010 FY 2009	$0 $0

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:                         0%
Tax Fees:                                           0%
All Other Fees:                                 0%

(f)           During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)           The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant	Adviser
FY 2010	$ 0	$ 0
FY 2009	$ 0	$ 0

(h)           Not applicable.  The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  NOT APPLICABLE – applies to listed companies only

Item 6.  Schedule of Investments.  Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  NOT APPLICABLE – applies to closed-end funds only

Item 8.  Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  NOT APPLICABLE – applies to closed-end funds only

Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.
(a)           Based on an evaluation of the registrant’s disclosure controls and procedures as of November 18, 2010 the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)           There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a) (1)                   Code is filed herewith

(2)
Certifications  by the  registrant's  principal  executive  officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule  30a-2under the Investment  Company Act of 1940 are filed herewith.

     (3)                   Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      Unified Series Trust

By
*/s/ Melissa K. Gallagher
  Melissa K. Gallagher, President

Date    2/7/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By
*/s/ Melissa K. Gallagher
  Melissa K. Gallagher, President

Date    2/7/2011

By
*/s/ Christopher E. Kashmerick
Christopher E, Kashmerick, Treasurer

Date    2/7/2011